                                                                    EXHIBIT 10.1
                          PURCHASE AND SALE AGREEMENT
                          ---------------------------


     THIS PURCHASE AND SALE AGREEMENT (this "AGREEMENT") is made by and between MERIDIAN POINT REALTY TRUST '83, a California business trust ("SELLER"), and RUBIN-PACHULSKI PROPERTIES, INC., a California corporation ("PURCHASER"), as of the "Effective Date" specified in Section 10.12 below.
                                  -------------

     In consideration of the mutual covenants and representations herein contained, and other good and valuable consideration the receipt and sufficiency of which are hereby acknowledged, Seller and Purchaser agree as follows:

                                   SECTION 1.
                               PURCHASE AND SALE
                               -----------------

     1.1  Purchase and Sale.  Subject to the terms and conditions of this
          -----------------
Agreement, Seller hereby agrees to sell and convey to Purchaser, and Purchaser hereby agrees to purchase from Seller, all of the Seller's assignable and transferable right, title and interest in and to the following described property (herein collectively called the "PROPERTY"):

          (a) Land.  That certain tract of land (the "LAND") located in the City
              ----
     of Mountain View, Santa Clara County, California, being more particularly described on Exhibit A attached hereto and made a part hereof.
                  ---------

          (b) Easements.  All easements, if any, benefiting the Land or the
              ---------
     Improvements (as hereinafter defined).

          (c) Rights and Appurtenances.  All rights and appurtenances pertaining
              ------------------------
     to the Land, including any right, title and interest of Seller in and to adjacent streets, alleys or rights-of-way.

          (d) Improvements.  All improvements and related amenities known as
              ------------
     "Charleston Business Park" (the "IMPROVEMENTS") in and on the Land, and having an address of 2400-2476 Charleston Road, Mountain View, California 94043

          (e) Leases.  All leases (the "LEASES") of space in the Property,
              ------
     concession leases, and all tenant security deposits held by Seller on the Closing Date (as defined in Section 6.1).
                                 -----------

          (f) Tangible Personal Property.  All appliances, fixtures, equipment,
              --------------------------
     machinery, furniture, carpet, drapes and other personal property, if any, owned by Seller, located on and used in connection with the Land and the Improvements (the "TANGIBLE PERSONAL PROPERTY").

          (g) Contracts.  To the extent assignable without the consent of third
              ---------
     parties, all written contracts and agreements pertaining to the Property, and not cancelable on thirty (30) days notice without penalty or premium, identified and described on Exhibit B attached hereto or as may hereafter
                                 ---------
     be approved in writing by Purchaser as provided in this Agreement (collectively, the "CONTRACTS"), including, but not limited to, management contracts, service contracts, equipment leases and maintenance contracts.

          (h) Intangible Property.  To the extent assignable without the consent
              -------------------
     of third parties, all intangible property (the "INTANGIBLE PROPERTY"), if any, owned by Seller and pertaining to the Land, the Improvements, or the Tangible Personal Property including, without limitation, transferable utility contracts, transferable telephone exchange numbers, plans and specifications, engineering plans and studies, warranties, warranty claims, floor plans and landscape plans.

          (i) Additional Assets.  Any and all of Seller's assignable claims
              -----------------
     (including, without limitation, insurance claims, claims against current or past tenants and claims against former owners of the Land), rights, causes of action or other rights of recovery which have arisen or may arise as a result of the presence of Hazardous Materials (as defined below) at, in, on, upon or about the Land, or the soil or groundwater thereof (collectively, the "ADDITIONAL ASSETS").

                                   SECTION 2.
                                 PURCHASE PRICE
                                 --------------

     2.1  Purchase Price.  The purchase price (the "PURCHASE PRICE") for the
          --------------
Property shall be THIRTEEN MILLION DOLLARS ($13,000,000.00) and shall be paid in cash by Purchaser to Seller at the Closing (as defined in Section 6.1) by wire
                                                          -----------
transfer in accordance with wire transfer instructions to be provided by Seller.

                                   SECTION 3.
                                 EARNEST MONEY
                                 -------------

     3.1  Earnest Money.
          -------------

     (a) Purchaser shall deliver to the Title Company (as defined in Section
                                                                     -------
6.1) within two (2) business days after the date a fully-executed copy of this
- ----
Agreement is delivered to the Title Company by Seller, by wire transfer in accordance with wire transfer instructions provided by the Title Company, the amount of TWO HUNDRED THOUSAND DOLLARS ($200,000.00) (which amount, together with all interest accrued thereon, if any, is herein called the "EARNEST MONEY") to be invested by the Title Company in an interest-bearing account as Purchaser and Seller shall direct.

     (b)  [Intentionally Omitted]

     (c) Seller shall have the option of terminating this Agreement if the full amount of required Earnest Money is not timely and fully delivered to the Title Company at the time(s) and in the manner as prescribed in this Section 3.
                                                               ---------

     (d) If the sale of the Property is consummated under this Agreement, the Earnest Money shall be paid to Seller and applied to the payment of the Purchase Price at Closing.

     (e) If this Agreement terminates for any reason other than Purchaser's default hereunder, the Earnest Money shall be immediately returned to Purchaser, and no party hereto shall have any further obligation under this Agreement except for such obligations which by their terms expressly survive the termination of this Agreement (the "SURVIVING OBLIGATIONS"). Provided that Seller is not in default under this Agreement, Purchaser agrees to deliver to Seller copies of all Reports (as defined in Section 4.4) (i) at the time notice
                                            -----------
to terminate this Agreement is given by Purchaser or, (ii) in the event this Agreement is terminated for any other reason whatsoever, at the time of such termination. The obligations to deliver the Reports shall survive the termination of this Agreement.

     (f) If Seller terminates this Agreement in accordance with Section 8.2(a),
                                                                --------------
the Earnest Money Deposit shall be immediately released by Title Company to Seller as liquidated damages as provided in Section 8.2(a), and no party hereto
                                            --------------
shall have any further obligation under this Agreement except for the Surviving Obligations.

                                   SECTION 4.
                  DELIVERIES, INSPECTIONS AND REPRESENTATIONS
                  -------------------------------------------

     4.1  Seller's Delivery Obligations.  Prior to or concurrently herewith,
          -----------------------------
Seller shall deliver or cause to be delivered to Purchaser (at Seller's expense), the following:

          (1) Title Commitment.  Commitment for Owner's Policy of Title
              ----------------
     Insurance with respect to the Property, issued by the Title Company, and legible copies of any restrictive covenants, easements, and other items listed as title exceptions therein (the "TITLE COMMITMENT").

          (2) Survey.  The most recent and existing "as-built" survey of the
              ------
     Property (the "SURVEY"), if any, in Seller's possession.

          (3) Contracts.  Copies of all Contracts, to the extent in the
              ---------
     possession of Seller.

          (4) Rent Roll.  A rent roll identifying all Leases of space within the
              ---------
     Improvements current as of a date not earlier than thirty (30) days prior to the Effective Date.

          (5)  Leases.  Copies of all Leases.
               ------

          (6) Additional Items.  Those additional documents, items and things
              ----------------
     relating to the Property and particularly described in Schedule 1 attached
                                                            ----------
     hereto.

     4.2  Purchaser's Satisfaction.  Purchaser hereby acknowledges satisfaction
          ------------------------
of the following matters:

     (a) That the Property is suitable for Purchaser's intended uses, as determined by Purchaser in Purchaser's sole discretion; and

     (b) That Purchaser has reviewed and approved, in Purchaser's sole discretion, the items delivered pursuant to Section 4.1(3), (4) and (5) above,
                                            ---------------------------
including the information reflected therein.

     4.3  Title Commitment and Survey.
          ---------------------------

     (a) In the event (i) the Survey shows any easement, right-of-way, encroachment, conflict, protrusion or other matter affecting the Land or Improvements that is unacceptable to Purchaser, or (ii) any exceptions appear in the Title Commitment (other than the standard printed exceptions set forth in the standard form of Title Commitment) that are unacceptable to Purchaser, Purchaser shall within three (3) business days after the Effective Date of this Agreement (the "TITLE APPROVAL PERIOD"), notify Seller in writing of such facts and the reasons therefor ("PURCHASER'S TITLE OBJECTIONS"). Upon the expiration of the Title Approval Period, except for Purchaser's Title Objections, Purchaser shall be deemed to have accepted the form and substance of the Survey, all matters shown or addressed thereon, all existing conditions of title to the Land and Improvements including, without limitation, any easement, right of way, encroachment, conflict, discrepancy, overlapping of improvements, protrusion, lien, encumbrance, restriction, condition, covenant, exception or other matter with respect thereto and all items shown or addressed in the Title Commitment (collectively, the "APPROVED TITLE MATTERS").

     (b) Notwithstanding anything to the contrary contained herein, Seller shall have no obligation to take any steps or bring any action or proceeding or otherwise to incur any effort or expense whatsoever to eliminate or modify any of the Purchaser's Title Objections except that Seller shall remove all deeds of trust affecting the Property and all Committed Cure Items (as defined below); provided, however, Seller, at its sole option, may attempt to eliminate or modify all or a portion of Purchaser's Title Objections to Purchaser's satisfaction prior to the Closing Date but Seller shall have no obligation or liability for its failure to eliminate or modify the same to Purchaser's satisfaction other than with respect to removal of the Committed Cure Items and the deeds of trust. In the event Seller is willing to attempt to eliminate or modify some or all of Purchaser's Title Objections to the satisfaction of Purchaser, Seller shall provide written notice thereof to Purchaser ("SELLER'S NOTICE") within five (5) business days of Seller's receipt of Purchaser's Title Objections. Seller's Notice shall specify which, if any, of Purchaser's Title Objections that Seller commits to cure and the specific nature of the cure of the same to which Seller shall be committed (the "Committed Cure Items"). If Seller does not deliver a Seller's Notice in which Seller designates as Committed Cure Items all of Purchaser's Title Objections or if the specified nature of the cure thereof is not satisfactory to Purchaser, Purchaser may (as its sole and exclusive remedy) terminate this Agreement by delivering notice thereof in writing to Seller by the earlier to occur of (i) the Closing Date, or (ii) ten (10) business days after the date of delivery of Purchaser's Title Objections, in which event neither party shall have any obligation hereunder other than the Surviving Obligations. In the event that Purchaser shall not terminate this Agreement as provided in the preceding sentence, Purchaser shall be deemed to have waived its objection to the matters giving rise to Purchaser's Title Objections (other than the Committed Cure Items, if any, set forth in the Seller's Notice and the deeds of trust) all of which matters shall be deemed Approved Title Matters. Nothing contained herein shall in any way affect Purchaser's right to approve any subsequent or additional title matters not contained in the Title Commitment or Survey as to which Title Company shall modify or amend its Title Commitment following the Title Approval Period.

     (c) The term "PERMITTED ENCUMBRANCES" as used herein includes: (i) all of the Approved Title Matters, (ii) any Purchaser's Title Objection cured to the satisfaction of Purchaser but not removed of record with Purchaser's consent, and (iii) the rights and interests of the tenants, as tenants only, under the Leases.

     4.4  Inspection.
          ----------

     (a) Prior to the Effective Date, Purchaser has been provided an adequate opportunity to inspect, test, investigate and survey: (i) the Property, (ii) all of Seller's financial records pertaining to the operation of the Property, and
(iii) photocopies of all Leases and Contracts in the possession of Seller.
Prior to the Effective Date hereof and subsequent thereto, neither Purchaser, nor any of its agents, representatives or independent contractors, has or shall contact any Federal or California agency, including without limitation the California Regional Water Quality Control Board for the San Francisco Bay Region, with any inquiries concerning the condition of the Property without Seller's prior written approval. Further, prior to the Effective Date hereof and subsequent thereto, neither Purchaser, nor any of its agents, representatives or independent contractors, has or shall contact any tenant at the Property directly without Seller's prior written approval.

     (b) Such inspections, tests, investigations or surveys have not revealed any fact or condition unacceptable to Purchaser. Purchaser hereby acknowledges that all inspections, tests, investigations and surveys of the Property, and all conditions relating to the Property, are satisfactory to Purchaser and Purchaser has agreed to assume all obligations from and after the date of Closing with respect to the Leases and the Contracts.

     (c) All information provided by Seller to Purchaser or obtained by Purchaser relating to the Property in the course of Purchaser's review, including, without limitation, any environmental assessment or audit (collectively, the "REPORTS") shall be treated as confidential information by Purchaser and Purchaser shall instruct all of its employees, agents, representatives and contractors as to the confidentiality of all such information. In the event that this transaction is not closed for any reason, then Purchaser shall maintain the confidentiality of such information, and shall require its agents, representatives and accountants not to disclose any such information to any other party.

     (d) Purchaser shall restore the Property to its condition existing immediately prior to Purchaser's inspection, testing, investigation and survey thereof, and Purchaser shall be liable for all damage or injury to any person or property resulting from, relating to or arising out of any such inspection, testing, investigation or survey, whether occasioned by the acts of Purchaser or any of its employees, agents, representatives or contractors, and Purchaser shall indemnify, defend and hold harmless Seller and its trustees, beneficiaries, shareholders, agents, employees, officers, directors, affiliates, advisors and asset managers from any liability resulting therefrom. This indemnification by Purchaser shall survive the Closing or the termination of this Agreement, as applicable.

     4.5  Purchaser's Representations and Warranties.  Purchaser represents and
          ------------------------------------------
warrants to Seller that:

     (a) Purchaser is a corporation, duly organized and in good standing under the laws of the State of California, is qualified to do business in the State of California and has the power to enter into this Agreement and to execute and deliver this Agreement and to perform all duties and obligations imposed upon it hereunder, and Purchaser has obtained all necessary corporate, partnership or other organizational authorizations required in connection with the execution, delivery and performance of this Agreement and the transaction contemplated herein and has obtained the consent of all entities and parties (whether private or governmental) necessary to bind Purchaser to this Agreement;

     (b) neither the execution nor the delivery of this Agreement, nor the consummation of the purchase and sale transaction contemplated hereby, nor the fulfillment of or compliance with the terms and conditions of this Agreement conflict with or will result in the breach of any of the terms, conditions or provisions of any agreement or instrument to which Purchaser, or any shareholder, partner or related entity or affiliate of Purchaser, is a party or by which Purchaser, any shareholder, partner or related entity or affiliate of Purchaser, or any of Purchaser's assets is bound;

     (c) Purchaser has the financial resources to timely consummate the purchase and sale transaction contemplated by this Agreement;

     (d) Purchaser has examined and investigated to Purchaser's full satisfaction the physical, economic and legal condition of the Property and made all other inquiries the Purchaser deemed necessary in connection with the transaction herein contemplated; and

     (e) except to the limited extent, if any, specifically and expressly set forth in this Agreement, Purchaser shall accept the Property "AS IS" and "WHERE IS" at Closing, and Purchaser has not relied upon and will not rely upon, and Seller is not liable for or bound by any, express or implied, warranties, guarantees, statements, representations or information pertaining to the Property or relating thereto made or furnished by Seller or any of its advisors, or any of their agents, representatives, contractors, employees, attorneys or brokers, to whomever made or given, directly or indirectly, verbally or in writing, unless specifically and expressly set forth herein.

The Purchaser's representations and warranties set forth in this Section 4.5
                                                                 -----------
shall survive the Closing or termination of this Agreement. As a condition precedent to Seller's obligation to close the purchase and sale transaction contemplated in this Agreement, Purchaser's representations and warranties contained herein must remain and be true and correct as of the Closing Date. Prior to the Closing Date, Purchaser shall notify Seller in writing of any facts, conditions or circumstances which render any of the representations and warranties set forth in this Section 4.5 in any way inaccurate, incomplete,
                             -----------
incorrect or misleading.

     4.6  Seller's Representations and Warranties.  Seller represents and
          ---------------------------------------
warrants to Purchaser that:

     (a) Seller has the full right, power, and authority, without the joinder of any other person or entity, to enter into, execute and deliver this Agreement, and to perform all duties and obligations imposed on Seller under this Agreement;

     (b) neither the execution nor the delivery of this Agreement, nor the consummation of the purchase and sale contemplated hereby, nor the fulfillment of or compliance with the terms and conditions of this Agreement conflict with or will result in the breach of any of the terms, conditions, or provisions of any agreement or instrument to which Seller is a party or by which Seller or any of Seller's assets is bound;

     (c) to Seller's knowledge (as hereinafter defined), Seller has not been served with process in any litigation with respect to the Property which would adversely affect Seller's ability to perform its obligations under this Agreement;

     (d) to Seller's knowledge (as hereinafter defined), Seller has not received any written notices of zoning changes or special assessments with respect to the Property;

     (e) to Seller's knowledge (as hereinafter defined), Exhibit B contains a
                                                         ---------
complete list of all Contracts affecting the Property including all amendments and modifications thereto;

     (f) to Seller's knowledge (as hereinafter defined), Exhibit C contains a
                                                         ---------
complete list of all Leases affecting the Property and all amendments and modifications thereto;

     (g) Seller has not agreed to indemnify, defend and/or hold harmless any third party (other than Seller's lender(s) or as expressly set forth in Exhibit
                                                                        -------
L attached hereto) from any liabilities, claims, obligations, actions,
- -
judgments, costs or expenses arising out of or in connection with the actual or suspected presence of Hazardous Materials upon the Property, except as expressly set forth in the Leases or the written rental or lease agreements with any prior tenant of the Property;

     (h) with respect to the existing Leases and the written rental or lease agreements with prior tenants of the Property identified on Exhibit K attached
                                                            ---------
hereto, other than to the extent if any expressly set forth in Exhibit L
                                                               ---------
attached hereto, Seller has not agreed to indemnify, defend and/or hold harmless any third party from any liabilities, claims, obligations, actions, judgments, costs or expenses arising out of or in connection with the actual or suspected presence of Hazardous Materials upon the Property; and

     (i) to Seller's knowledge (as hereinafter defined), Exhibit K is a complete
                                                         ---------
list of all existing Leases and written rental or lease agreements with prior tenants of the Property in the possession or under the control of Seller.

As used herein, the term "to Seller's knowledge" shall mean only the "current actual knowledge without inquiry" (as defined below) of the following designee(s) of Seller: Michael Gilbert. As used herein, the term "current actual knowledge without inquiry" shall mean only the actual, current conscious and not constructive, imputed or implied knowledge of such designee. Anything herein to the contrary notwithstanding, such designee shall not have any personal liability or obligation whatsoever with respect to any of the matters set forth in this Agreement or any of the Seller's representations herein being or becoming untrue, inaccurate or incomplete in any respect.

     4.7  Tenant Estoppel Certificates.
          ----------------------------

     (a) Seller agrees to submit or cause its property manager to submit to each tenant or lessee under a Lease an Estoppel Certificate and a Subordination, Non-Disturbance and Attornment Agreement, in form substantially in accordance with

Exhibit D-1 and D-2, respectively, attached hereto (respectively, the "TENANT
- -------------------
ESTOPPEL" and the "SUBORDINATION"). Each executed Tenant Estoppel and Subordination containing non-material exceptions, qualifications or modifications as determined by Buyer in its good faith business judgment shall be deemed to be substantially in compliance with Exhibit D-1 and D-2. Purchaser
                                                 -------------------
acknowledges and agrees that any executed Tenant Estoppel having (i) Paragraph 5 thereof modified or qualified to except therefrom existing Hazardous Materials (other than Additional Hazardous Substances as defined in the Indemnity Agreement) in, on, under or about the Property, or (ii) Paragraph 5A thereof deleted, modified or qualified in any way, shall be deemed to be substantially in compliance with Exhibit D-1. Seller shall have no liability or obligation to
                   -----------
Purchaser with respect to any Tenant Estoppel or Subordination other than to submit or cause its property manager to submit such Tenant Estoppel and Subordination to the tenant or lessee with a request that such Tenant Estoppel and Subordination be executed and returned not later than five (5) business days prior to the Closing Date. In the event that the form of Subordination required by Purchaser is not available as of the date of execution of this Agreement,

Exhibit D-2 shall be left blank and, within three (3) business days following
- -----------
the Effective Date, Purchaser shall deliver to Seller the form of Subordination required by Purchaser which form of Subordination shall then become Exhibit D-2
                                                                    -----------
hereto. In the event that Purchaser shall fail to timely deliver its required form of Subordination to Seller, Seller may select and utilize such commercially reasonable form of Subordination as Seller shall reasonably determine and such form selected by Seller shall upon notice to Purchaser become Exhibit D-2
                                                              -----------
hereto.

     (b) In the event that Seller is unable to obtain and deliver to Purchaser on or before that date which is two (2) business days prior to the Closing Date
(i) an executed Tenant Estoppel from each
of the three (3) existing tenants of the Property that substantially complies with Exhibit D-1, or (ii) an executed Subordination from TVA/Television
     -----------
Associates, Inc. that substantially complies with Exhibit D-2, then Purchaser
                                                  -----------
may terminate this Agreement by delivering notice thereof in writing to Seller on or before the Closing Date, in which event neither party shall have any obligation hereunder other than the Surviving Obligations.

     4.8  Definitions.
          -----------

     As used herein, the term "Hazardous Materials" shall mean any chemical, compound, material, mixture or substance that is now or hereafter defined or listed in, or otherwise classified pursuant to, any Environmental Laws as a "hazardous substance," "hazardous material," "hazardous waste," "extremely hazardous waste," "infectious waste," "toxic substance," "toxic pollutant" or any other formulation intended to define, list, or classify substances by reason of deleterious properties such as ignitability, corrosivity, reactivity, carcinogenicity, or toxicity including any petroleum, natural gas, natural gas liquids, liquified natural gas, or synthetic gas usable for fuel (or mixtures of natural gas and such synthetic gas). "Hazardous Substances" shall include, without limitation, any hazardous or toxic substance, material or waste or any chemical, compound or mixture which is (i) defined as "extremely hazardous waste" under Section 25115, "hazardous waste" under Section 25117, "restricted hazardous waste" under Section 25122.7, or listed pursuant to Section 25140, of the California Health and Safety Code, Division 20, Chapter 6.5 (Hazardous Waste Control Law), (ii) defined as a "hazardous substance" under Section 25316 of the California Health and Safety Code, Division 20, Chapter 6.8 (Carpenter-Presley-Tanner Hazardous Substance Account Act), (iii) defined as a "hazardous material", "hazardous substance", or "hazardous waste" under Section 25501 of the California Health and Safety Code, Division 20, Chapter 6.95 (Hazardous Materials Release Response Plans and Inventory), (iv) defined as a "hazardous substance" under Section 25281 of the California Health and Safety Code, petroleum, (vi) asbestos, (vii) listed under Article 9 or defined as hazardous or extremely hazardous pursuant to Article 11 of Title 22 of the California Administrative Code, Division 4, Chapter 20, (viii) designated as a "hazardous substance" pursuant to Section 1317 of the Federal Water Pollution Control Act (33 U.S.C. Section 1251 et seq.), (ix) defined as a "hazardous waste" pursuant to Section 6903 of the Federal Resource Conservation and Recovery Act, (42 U.S.C. Section 6901 et seq., (x) defined as "hazardous substances" pursuant to
                    -- ---
Section 9601 of the Comprehensive Environmental Response, Compensation and Liability Act, 42 U.S.C. Section 9601 et seq.) or (xi) identified in Sections
                                      -- ---
66680 through 66685 of Title 22 of the California Administrative Code,

Division 4, Chapter 30, as all of the foregoing may be amended from time to time.

     As used herein, the term "ENVIRONMENTAL REQUIREMENTS" shall mean all laws, ordinances, statutes, codes, rules, regulations, agreements, judgments, orders, and decrees, now or hereafter enacted, promulgated, or amended, of the United States, the states, the counties, the cities, or any other political subdivisions in which the Property is located, and any other political subdivision, agency or instrumentality exercising jurisdiction over the owner of the Property, the Property, or the use of the Property, relating to pollution, the protection or regulation of human health, natural resources, or the environment, or the emission, discharge, release or threatened release of pollutants, contaminants, chemicals, or industrial, toxic or hazardous substances or waste or Hazardous Materials into the environment (including, without limitation, ambient air, surface water, ground water or land or soil).

     4.9  Environmental Insurance.  As a condition precedent to Purchaser's
          -----------------------
obligation to purchase the Property, Purchaser shall have obtained a policy of insurance, or a commitment for a policy of insurance (the "Environmental Policy"), from an insurer and upon terms and conditions in all respects satisfactory to Purchaser, in Purchaser's reasonable discretion, providing not less than $5,000,000 stop loss/remediation coverage (with SIR not to exceed $200,000) and not less than $10,000,000 third party/personal injury coverage for a period through the later of that date which is ten (10) years from Closing or the issuance of a No Further Action Letter (as defined in the Indemnity Agreement, as defined below). Purchaser shall be solely responsible for and shall pay all costs and expenses incurred in connection with the Environmental Policy (including, without limitation, premiums costs and consultants' fees). Purchaser shall cause Seller to be named as an additional insured under the Environmental Policy. Purchaser agrees to use commercially diligent efforts to obtain the Environmental Polity upon or prior to Closing including, without limitation, payment of a commercially reasonable premium therefor. Consummation and Closing of the transaction contemplated herein shall constitute Purchaser's satisfaction or waiver of the condition precedent contained in this Section 4.9.
                                                                    -----------
Except to the extent, if any, specifically agreed in writing by Purchaser and Seller (in each of their sole and absolute discretion), the Closing Date shall not be extended because of the unavailability of the Environmental Policy on or prior to the Closing Date. In the event that the Environmental Policy is not available on or before the Closing Date, Purchaser's sole and exclusive remedy shall be to terminate this Agreement and, provided Purchaser is not in default under this Agreement, receive a refund of the Earnest Money.

                                 SECTION 5.
                   NO REPRESENTATIONS OR WARRANTIES BY SELLER
                             ACCEPTANCE OF PROPERTY
                             ----------------------

          5.1  Disclaimer.  PURCHASER ACKNOWLEDGES AND AGREES SELLER HAS NOT
               ----------
MADE, DOES NOT MAKE AND SPECIFICALLY NEGATES AND DISCLAIMS ANY REPRESENTATIONS, WARRANTIES (OTHER THAN THE WARRANTY OF TITLE CONTAINED IN THE DEED, AS DEFINED IN SECTION 6.5 BELOW AND THE REPRESENTATIONS SET FORTH IN SECTION 4.6 ABOVE),
   -----------
PROMISES, COVENANTS, AGREEMENTS OR GUARANTIES OF ANY KIND OR CHARACTER WHATSOEVER, WHETHER EXPRESS OR IMPLIED, ORAL OR WRITTEN, PAST, PRESENT OR FUTURE, OF, AS TO, CONCERNING OR WITH RESPECT TO:

     (A) THE VALUE, NATURE, QUALITY OR CONDITION OF THE PROPERTY INCLUDING, WITHOUT LIMITATION, THE WATER, SOIL AND GEOLOGY;

     (B)  THE INCOME TO BE DERIVED FROM THE PROPERTY;

     (C) THE SUITABILITY OF THE PROPERTY FOR ANY AND ALL ACTIVITIES AND USES WHICH PURCHASER OR ANY TENANT MAY CONDUCT THEREON;

     (D) THE COMPLIANCE OF OR BY THE PROPERTY OR ITS OPERATION WITH ANY LAWS, RULES, ORDINANCES OR REGULATIONS OF ANY APPLICABLE GOVERNMENTAL AUTHORITY OR BODY;

     (E) THE HABITABILITY, MERCHANTABILITY, MARKETABILITY, PROFITABILITY OR FITNESS FOR A PARTICULAR PURPOSE OF THE PROPERTY;

     (F) THE MANNER OR QUALITY OF THE CONSTRUCTION OR MATERIALS, IF ANY, INCORPORATED INTO THE PROPERTY;

     (G)  THE MANNER, QUALITY, STATE OF REPAIR OR LACK OF REPAIR OF THE
          PROPERTY;

     (H)  COMPLIANCE WITH ANY ENVIRONMENTAL REQUIREMENTS;

     (I) THE PRESENCE OR SUSPECTED PRESENCE IN, ON, UNDER OR ABOUT THE PROPERTY OR THE SOIL OR GROUND WATER THEREOF OF ANY HAZARDOUS MATERIALS;

     (J)  ANY OTHER MATTER WITH RESPECT TO THE PROPERTY.

     ADDITIONALLY, NO PERSON ACTING ON BEHALF OF SELLER IS AUTHORIZED TO MAKE, AND BY EXECUTION HEREOF, PURCHASER ACKNOWLEDGES THAT NO PERSON HAS MADE, ANY REPRESENTATION, AGREEMENT, STATEMENT, WARRANTY, GUARANTY OR PROMISE REGARDING THE PROPERTY OR THE TRANSACTION CONTEMPLATED HEREIN (EXCEPT AS SPECIFICALLY SET FORTH IN THIS AGREEMENT); AND NO SUCH REPRESENTATION, WARRANTY, AGREEMENT, GUARANTY, STATEMENT OR PROMISE, IF ANY, MADE BY ANY

PERSON ACTING ON BEHALF OF SELLER SHALL BE VALID OR BINDING UPON SELLER UNLESS EXPRESSLY SET FORTH HEREIN.

     PURCHASER FURTHER ACKNOWLEDGES AND AGREES THAT HAVING BEEN GIVEN A FULL AND ADEQUATE OPPORTUNITY TO INSPECT, TEST AND INVESTIGATE THE PROPERTY, PURCHASER IS RELYING SOLELY ON ITS OWN INVESTIGATION, TESTING AND INVESTIGATION OF THE PROPERTY AND NOT ON ANY INFORMATION PROVIDED OR TO BE PROVIDED BY SELLER, AND PURCHASER AGREES TO ACCEPT THE PROPERTY IN ITS THEN EXISTING "AS-IS" CONDITION AND BASIS WITH ALL FAULTS AT THE CLOSING AND WAIVES ALL OBJECTIONS OR CLAIMS AGAINST SELLER (INCLUDING, BUT NOT LIMITED TO, ANY RIGHT OR CLAIM OF CONTRIBUTION) ARISING FROM OR RELATED TO THE PROPERTY OR ITS PHYSICAL, ENVIRONMENTAL, ECONOMIC OR LEGAL CONDITION (INCLUDING, WITHOUT LIMITATION, THE ACTUAL OR SUSPECTED EXISTENCE OF ANY HAZARDOUS MATERIALS IN, ON UNDER OR ABOUT THE PROPERTY OR THE SOIL OR GROUND WATER THEREOF).

     PURCHASER FURTHER ACKNOWLEDGES AND AGREES THAT ANY INFORMATION PROVIDED OR TO BE PROVIDED WITH RESPECT TO THE PROPERTY BY OR ON BEHALF OF SELLER WAS OBTAINED FROM A VARIETY OF SOURCES AND THAT SELLER HAS NOT MADE ANY INDEPENDENT INVESTIGATION OR VERIFICATION OF SUCH INFORMATION AND MAKES NO REPRESENTATIONS AS TO THE ACCURACY, TRUTHFULNESS OR COMPLETENESS OF SUCH INFORMATION AND THAT SELLER IS NOT, AND SHALL NOT BE, LIABLE OR BOUND IN ANY MANNER BY ANY VERBAL OR WRITTEN STATEMENT, REPRESENTATION OR INFORMATION PERTAINING TO THE PROPERTY, OR THE OPERATION OR CONDITION THEREOF, FURNISHED BY ANY ADVISOR, ATTORNEY, REAL ESTATE BROKER, CONTRACTOR, AGENT, EMPLOYEE, SERVANT OR OTHER PERSON. PURCHASER FURTHER ACKNOWLEDGES AND AGREES THAT TO THE MAXIMUM EXTENT PERMITTED BY LAW, THE SALE OF THE PROPERTY AS PROVIDED FOR HEREIN IS MADE ON AN "AS IS" CONDITION AND BASIS WITH ALL FAULTS. IT IS UNDERSTOOD AND AGREED THAT THE PURCHASE PRICE HAS BEEN ADJUSTED BY NEGOTIATION TO REFLECT THAT ALL OF THE PROPERTY IS SOLD BY SELLER AND PURCHASED BY PURCHASER SUBJECT TO THE FOREGOING.

     PURCHASER HEREBY AGREES TO INDEMNIFY, PROTECT, DEFEND, SAVE AND HOLD HARMLESS SELLER FROM AND AGAINST ANY AND ALL DEBTS, DUTIES, OBLIGATIONS, LIABILITIES, SUITS, CLAIMS, DEMANDS, CAUSES OF ACTION, DAMAGES, LOSSES, FEES AND EXPENSES (INCLUDING, WITHOUT LIMITATION, ATTORNEYS' FEES AND EXPENSES AND COURT COSTS) IN ANY WAY RELATING TO, OR IN CONNECTION WITH OR ARISING OUT OF PURCHASER'S ACQUISITION, OWNERSHIP, LEASING, USE, OPERATION, MAINTENANCE AND MANAGEMENT OF THE PROPERTY FIRST ARISING ON OR AFTER THE CLOSING DATE. THE PROVISIONS OF THIS SECTION 5 SHALL SURVIVE THE CLOSING OR ANY TERMINATION
                   ---------
HEREOF.

     5.2  Waiver and Release.  Except with respect to (i) any claims arising out
          ------------------
of any breach of express and specific covenants, representations or warranties of Seller set forth in this Agreement, (ii) personal injury or property damage claims asserted by third parties arising out of or in connection with facts, events or circumstances first occurring prior to the Closing Date, or

(iii) any claims arising out of any fraudulent acts or fraudulent omissions by Seller, Purchaser, for itself and its agents, affiliates, successors and assigns, effective as of the Closing Date hereby releases and forever discharges Seller, its agents, partners, affiliates, successors and assigns from any and all rights, claims and demands at law or in equity, whether known or unknown as of the Closing Date, which Purchaser has or may thereafter have in the future, arising out of the physical, environmental, economic or legal condition of the Property, including, without limitation, any and all rights, claims and causes of action under or with respect to California Health and Safety Code Section 25359.7(a) and/or Title 42 of the United States Code, Section 6901, et seq. or
                                                                    -- ---
Section 9601 et seq.  Purchaser hereby specifically acknowledges that Purchaser
             -- ---
has carefully reviewed this subsection and discussed its import with legal counsel and that the provisions of this subsection are a material part of this Agreement.

PURCHASER SPECIFICALLY WAIVES THE PROVISIONS OF SECTION 1542 OF THE CALIFORNIA CIVIL CODE WHICH PROVIDES AS FOLLOWS:

     A GENERAL RELEASE DOES NOT EXTEND TO CLAIMS TO WHICH THE CREDITOR DOES NOT KNOW OR SUSPECT TO EXIST IN HIS FAVOR AT THE TIME OF EXECUTING THE RELEASE, WHICH IF KNOWN BY HIM MUST HAVE MATERIALLY AFFECTED HIS SETTLEMENT WITH THE DEBTOR.

     5.3  Purchaser's Intended Use.  Purchaser represents that its intended use
          ------------------------
of the Property is for investment, development and industrial and manufacturing purposes and that Purchaser has had an adequate opportunity to perform and to the full extent Purchaser has deemed necessary has performed and is relying solely upon its own investigation concerning the Property and its fitness for such intended use.

     5.4  Section 25359.7 Notice.  Pursuant to California Health and Safety Code
          ----------------------
Section 25359.7, Seller hereby gives notice to Purchaser, and Purchaser hereby acknowledges receipt of such notice from Seller, that Seller has reasonable cause to believe based upon the Property's present and past use, occupancy and operation as an industrial/manufacturing business park that a release of Hazardous Materials has come to be located on or beneath the Property.

                                   SECTION 6.
                                    CLOSING
                                    -------

     6.1  Closing.  The closing of the purchase and sale transaction
          -------
contemplated herein (the "Closing") shall be held at or conducted through the offices of First American Title Insurance Company (the "TITLE COMPANY") at 1737 North First Street, San Jose, California 95112, Attn: Susan Melton, at a date designated by Seller and Purchaser on or before August 1, 1997 (the "CLOSING DATE"), unless the parties mutually agree in writing upon another place, time or date. On the Closing Date, all documents to be recorded shall be appropriately recorded and all other closing documents and funds shall be deemed to be simultaneously delivered.

     6.2  Possession.  Possession of the Property shall be delivered to
          ----------
Purchaser at the Closing, subject to the Permitted Encumbrances.

     6.3  Proration.  All rents, other amounts payable by the tenants under the
          ---------
Leases, income, utilities and all other operating expenses with respect to the Property, and real estate and personal property taxes and other assessments with respect to the Property, shall be prorated as of 12:01 a.m on the Closing Date with Purchaser receiving the benefits and burdens of ownership on the Closing Date.

     (a) If the Closing shall occur before rents and all other amounts payable by the tenants under the Leases and all other income from the Property have actually been paid for the month in which the Closing occurs, the apportionment of such rents and other amounts and other income shall be upon the basis of such rents, other amounts and other income actually received by Seller. Subsequent to the Closing, if any such rents, other amounts and other income are actually received by Purchaser, all such amounts shall first be applied to post-closing rents due to Purchaser which are past due and the balance, if any, owing to Seller shall be immediately paid by Purchaser to Seller. Purchaser shall make a good faith effort and attempt to collect any such rents and other amounts and other income not apportioned at the Closing for the benefit of Seller, however, Purchaser shall not be required to expend any funds or institute any litigation in its collection efforts. Nothing in this paragraph shall restrict Seller's right to collect delinquent rents directly from a tenant by any legal means; provided, however, that without Purchaser's prior written consent (which consent shall not be unreasonably withheld), Seller shall not commence any legal proceeding against any of the tenants after the Closing for collection of such delinquent rents owed to Seller. At Closing, prepaid rents and refundable security deposits (together with any interest accrued thereon only if interest is specifically required to be paid thereon under applicable law or under the terms of a specific Lease) shall be adjusted by way of a credit in favor of Purchaser.

     (b) If the Closing shall occur before the tax rate or the assessed valuation of the Property is fixed for the then current year, the apportionment of taxes and assessments shall be upon the basis of the tax rate for the preceding year applied to the latest assessed valuation. Subsequent to the Closing, when the tax rate and the assessed valuation of the Property is fixed for the year in which the Closing occurs, the parties agree to adjust the proration of taxes and assessments and, if necessary, to refund or repay such sums as shall be necessary to effect such adjustment. If the

Property is not assessed as a separate parcel for tax or assessment purposes, then such taxes and assessments attributable to the Property shall be determined by Purchaser and Seller.

     (c) If the Closing shall occur before the actual amount of utilities and all other operating expenses with respect to the Property for the month in which the Closing occurs are determined, the apportionment of such utilities and other operating expenses shall be upon the basis of the most recent actual amounts of such utilities and other operating expenses for such month. Subsequent to the Closing, when the actual amount of such utilities and other operating expenses with respect to the Property for the month in which the Closing occurs are determined, the parties agree to adjust the proration of such utilities and other operating expenses and, if necessary, to refund or repay such sums as shall be necessary to effect such adjustment.

     (d) Provided that Purchaser, in its sole discretion, shall have approved in writing, any new Lease or modification to an existing Lease executed on or after the Effective Date, any tenant-improvement and/or leasing-commission costs (including, without limitation, referral or locator fees) and all other out-of-pocket fees and costs (including, without limitation, legal fees and costs) (collectively, "NEW TENANT COSTS") paid or incurred by Seller after the Effective Date with respect to such approved new Lease or modification shall be credited in favor of Seller at Closing. Seller shall supply invoices and statements for all New Tenant Costs to Purchaser on or prior to the Closing Date. Provided that Purchaser, in its sole discretion, shall have approved in writing, any new Lease or modification to an existing Lease executed on or after the Effective Date, Purchaser shall be solely responsible for the payment of all New Tenant Costs in connection with any options, renewals, or extensions exercisable under such approved new Leases or modifications after the Closing Date and Purchaser shall indemnify, protect, defend, save and hold harmless seller from and against any and all debts, duties, obligations, liabilities, suits, claims, demands, causes of action, damages, losses, fees and expenses (including, without limitation, attorneys' fees and expenses and court costs) in any way relating to, or in connection with or arising out of such New Tenant Costs.

     (e) If Leases contain obligations ("LEASE OBLIGATIONS") on the part of the Tenants for: (i) CPI or similar adjustments, (ii) percentage rents, (iii) escalation payments for taxes, labor or operations, or (iv) other expenses including, without limitation, common area maintenance or any other operating cost pass-throughs, the amount of such Lease Obligations shall be prorated as of the Closing Date subsequent to the Closing Date when the actual amount of such Lease Obligations with respect to the Property through the Closing Date is determined and such funds are actually collected from the tenants. The parties agree to adjust the proration of such Lease Obligations and, if necessary, to refund or repay such sums as shall be necessary to effect such adjustment.

The agreements of Seller and Purchaser set forth in this Section 6.3 shall
                                                         -----------
survive the Closing.

     6.4  Closing Costs.  Seller shall pay, on the Closing Date, the standard
          -------------
coverage portion of the title insurance premium for the Owner's Policy (as defined in Section 6.5(a) below), all of the documentary transfer taxes, one-
           --------------
half (1/2) of any escrow fees and other customary fees, costs and charges of the closing and consummation of the purchase and sale transaction contemplated in this Agreement as customarily charged to and payable by the seller in such transactions in the location in which the Land is situate. Purchaser shall pay, on the Closing Date, the extended coverage portion, if applicable, of the title insurance premium for the Owner's Policy, the costs of any endorsements to the Owner's Policy requested by Purchaser, all recording costs, one-half (1/2) of any escrow fees and other customary fees, costs and charges of the closing and consummation of the purchase and sale transaction contemplated in this Agreement as customarily charged to and payable by the purchaser in such transactions in the location in which the Land is situate. Notwithstanding the foregoing, each party shall pay its own attorneys' fees incurred in connection with the transaction contemplated in this Agreement.

     6.5  Seller's Obligations at the Closing. At the Closing, Seller shall
          -----------------------------------
deliver or cause to be delivered to Purchaser the following:

     (a) Title Policy.  An Owner's Policy of Title Insurance in standard form
         ------------
(the "OWNER'S POLICY"), issued by Title Company naming Purchaser (or its permitted assignee, if any) as insured, in the amount of the Purchase Price, insuring that Purchaser owns good and indefeasible fee simple title to the Property, subject only to the Permitted Encumbrances. Purchaser, at Purchaser's sole expense, may elect to cause the Title Company to provide extended coverage or issue certain endorsements provided that the availability of the same shall not be a condition to closing. Notwithstanding the foregoing, Seller shall have no obligation or liability to Purchaser in the event that Title Company is unwilling or unable to (i) issue the Owner's Policy other than as a result of any breach or default by Seller of its obligations under this Agreement, or (ii) provide, at Purchaser's request, extended coverage or endorsements.

     (b) Evidence of Authority.  Such organizational and authorizing documents
         ---------------------
of Seller as shall be reasonably required by the Title Company to evidence Seller's authority to consummate the transactions contemplated by this Agreement.

     (c) Deed.  A duly executed and acknowledged deed to the Land and
         ----
Improvements in the form attached to this Agreement as Exhibit E (the "DEED").
                                                       ---------

     (d) Assignment.  A duly executed and acknowledged counterpart Assignment
         ----------
and Assumption of Personal Property, Service Contracts, Warranties and Leases in the form attached to this Agreement as Exhibit F (the "ASSIGNMENT").
                                       ---------

     (e) FIRPTA Affidavit.  A duly executed affidavit of Seller in form attached
         ----------------
hereto as Exhibit G certifying that Seller is not a "foreign person," as defined
          ---------
in Section 1445 of the Internal Revenue Code of 1986, as amended, and in any applicable state laws for the state in which the Property is located.

     (f) Tenant Notices.  Duly executed notices to all tenants or lessees under
         --------------
the Leases in form attached hereto as Exhibit H.
                                      ---------

     (g) Original Documents.  The original of all Leases and Contracts in
         ------------------
Seller's possession.

     6.6  Purchaser's Obligations at the Closing.  At the Closing, Purchaser
          --------------------------------------
shall deliver or cause to be delivered to Seller the following:

     (a) Purchase Price.  The Purchase Price by wire transfer of immediately
         --------------
available funds.

     (b) Indemnity.  An Environmental Indemnity and Access Easement Agreement in
         ---------
the form attached hereto as Exhibit I ("Indemnity Agreement").
                            ---------   -------------------

     (c) Evidence of Authority.  Such organizational and authorizing documents
         ---------------------
of Purchaser as shall be reasonably required by Seller and/or the Title Company authorizing Purchaser's acquisition of the Property pursuant to this Agreement and the execution of this Agreement and any documents to be executed by Purchaser at the Closing.

     (d) Assignment.  A duly executed and acknowledged counterpart Assignment.
         ----------

     (e) Taxpayer Certification.  A duly executed Taxpayer I.D. Certification in
         ----------------------
the form attached to this Agreement as Exhibit J.
                                       ---------

     (f) Environmental Policy.  A duplicate original of the Environmental
         --------------------
Policy.

     6.7  Insurance.  Seller's existing liability and property insurance
          ---------
pertaining to the Property shall be canceled as of the Closing Date, and Seller shall receive any premium refund due thereon.

     6.8  Filing of Reports.  Title Company shall be solely responsible for the
          -----------------
timely filing of any reports or returns required pursuant to the provisions of
Section 6045(e) of the Internal Revenue Code of 1986 (and any similar reports or returns required under any state or local laws) in connection with the closing of the transaction contemplated in this Agreement.

                                   SECTION 7.
                                  RISK OF LOSS
                                  ------------

     7.1  Condemnation.  If, prior to the Closing, action is initiated to take
          ------------
any of the Property by eminent domain proceedings or by deed in lieu thereof, Purchaser may either at or prior to Closing (a) terminate this Agreement, or (b) consummate the Closing, in which latter event all of Seller's assignable right, title and interest in and to the award of the condemning authority shall be assigned to Purchaser at the Closing and there shall be no reduction in the Purchase Price.

     7.2  Casualty.  Except as otherwise provided in this Agreement, Seller
          --------
assumes all risks and liability for damage to or injury occurring to the Property by fire, storm, accident, or any other casualty or cause until the Closing has been consummated. If the Property, or any part thereof, suffers any damage in excess of $50,000.00 prior to the Closing from fire or other casualty which Seller, at its sole option, does not elect to repair, Purchaser may either at or prior to Closing (a) terminate this Agreement, or (b) consummate the Closing, in which latter event all of Seller's right, title and interest in and to the proceeds of any insurance covering such damage (less an amount equal to any expenses and costs incurred by Seller to collect or adjust such insurance or to repair or restore the Property and all rental loss insurance proceeds paid or to be paid on account of the loss of rents or other income from the Property for the period prior to and including the Closing Date, all of which shall be payable to Seller), to the extent the amount of such insurance does not exceed the Purchase Price, shall be assigned to Purchaser at the Closing and Purchaser shall receive a credit in an amount equal to Seller's deductible under its insurance policy. If the Property, or any part thereof, suffers any damage less than $50,000.00 prior to the Closing, Purchaser agrees that it will consummate the Closing and accept a credit for the amount of such damage (Seller shall be entitled to receive and retain the proceeds of any insurance covering such damage).

                                   SECTION 8.
                                    DEFAULT
                                    -------

     8.1  Breach by Seller.
          ----------------

     (a) Pre-Closing.  In the event that Seller shall breach or default in the
         -----------
performance of any of its obligations to be
performed prior to Closing and/or fail to consummate the transaction contemplated by this Agreement for any reason (except Purchaser's breach or default under this Agreement or a termination of this Agreement by Purchaser or Seller pursuant to a right to do so under the provision hereof), Purchaser, as Purchaser's sole and exclusive remedy, may either (i) terminate this Agreement, receive a refund of the Earnest Money and pursue Seller for actual damages, subject to the limitations contained in Section 8.1(c) below, or (ii) sue for
                                        --------------
specific performance of Seller's obligations under this Agreement.

     (b) Breach of Representations.  In the event that Seller shall breach or
         -------------------------
default in the performance of any of its representations, warranties or covenants which by the express terms of this Agreement survive the Closing, Purchaser, as Purchaser's sole and exclusive remedy may pursue Seller for actual damages, subject to the limitations contained in Section 8.1(c) below, incurred
                                                 --------------
by Purchaser solely as the result of such breach or default.

     (c) Damages.  Notwithstanding anything to the contrary contained in this
         -------
Agreement, in no event whatsoever shall Purchaser have the right to seek or recover money damages from Seller in excess of Two Hundred Thousand and No/100 Dollars ($200,000.00) as a result of any breach or default by Seller under any of the terms of this Agreement. Purchaser specifically and without limitation hereby waives and relinquishes any right to seek or recover from Seller, and specifically acknowledges and agrees that in no event shall Seller be liable to Purchaser for, any damages in excess Two Hundred Thousand and No/100 Dollars ($200,000.00) whether as punitive, speculative or consequential damages.

Purchaser hereby agrees that prior to its exercise of any right or remedy as a result of any breach or default by Seller, Purchaser will first deliver written notice of said breach or default to Seller and give Seller ten (10) days thereafter in which to cure said breach or default, if Seller so elects.

     8.2  Breach by Purchaser.
          -------------------

     (a) Liquidated Damages.  In the event, that prior to the Closing Date,
         ------------------
Purchaser is in default hereunder, Seller may terminate this Agreement and thereupon Seller shall be entitled to receive and retain the Earnest Money as liquidated damages (and not as a penalty or forfeiture) and as Seller's sole remedy and relief hereunder (except for the Surviving Obligations) and Seller expressly waives any right of specific performance.

     SELLER AND PURCHASER ACKNOWLEDGE THAT THE ACTUAL DAMAGES TO SELLER WHICH WOULD RESULT FROM SUCH FAILURE WOULD BE EXTREMELY DIFFICULT TO CALCULATE OR ESTABLISH ON THE DATE HEREOF. IN ADDITION, PURCHASER DESIRES TO HAVE A LIMITATION PUT UPON ITS

     POTENTIAL LIABILITY TO SELLER IN THE EVENT OF SUCH FAILURE BY PURCHASER. BY PLACING THEIR INITIALS IN SPACES HEREINAFTER PROVIDED, SELLER AND PURCHASER SPECIFICALLY ACKNOWLEDGE AND AGREE, AFTER NEGOTIATION BETWEEN SELLER AND PURCHASER, THAT THE AMOUNT OF THE EARNEST MONEY CONSTITUTES REASONABLE COMPENSATION TO SELLER FOR SUCH FAILURE BY PURCHASER AND SHALL BE DISBURSED TO AND RETAINED BY SELLER AS LIQUIDATED DAMAGES IN THE EVENT OF SUCH DEFAULT BY PURCHASER.

          PURCHASER (_____)  SELLER (_____)

     (b) Other Remedies.  In the event of any breach or default by Purchaser
         --------------
other than as specifically described in Section 8.2(a) above, Seller shall have
                                        --------------
any and all rights and remedies available at law or in equity by reason of such breach or default.

None of the provisions of this Section 8.2 shall limit, impair or affect any of
                               -----------
Purchaser's indemnities of Seller or other Surviving Obligations as provided in elsewhere in this Agreement.

                                   SECTION 9.
                               FUTURE OPERATIONS
                               -----------------

     9.1  Maintenance and Contracts.  From the Effective Date of this Agreement
          -------------------------
until the Closing or earlier termination of this Agreement:

     (a) Seller will keep and maintain the Property in substantially its condition as of the date of this Agreement ordinary wear and tear and casualties excepted.

     (b) Seller will perform all Seller's material obligations under the Contracts. Seller will not, without the prior written consent of Purchaser (which consent will not be unreasonably withheld or delayed), modify, enter into, or renew any Contract which cannot be canceled upon thirty (30) days prior written notice.

     9.2  Leasing.  From the Effective Date until the Closing or earlier
          -------
termination of this Agreement, Seller will not, without the prior written consent of Purchaser (which consent shall be in Purchaser's sole and absolute discretion), modify, enter into, or renew any Leases.

                                  SECTION 10.
                                 MISCELLANEOUS
                                 -------------

     10.1 Notices.  All notices, demands and requests which may be given or
          -------
which are required to be given by either party to the other, and any exercise of a right of termination provided by this Agreement, shall be in writing and shall be deemed effective either: (a) on the date personally delivered to the address below, as evidenced by written receipt therefor, whether or not actually received by the person to whom addressed; (b) on the third (3rd) business day after being sent, by certified or registered mail, postage prepaid, return receipt requested, addressed to the intended recipient at the address specified below; or (c) on the first (1st) business day after being deposited into the custody of a nationally recognized overnight delivery service such as Federal Express Corporation, Emery or Purolator, addressed to such party at the address specified below. For purposes of this Section 10.1,
                                       ------------
the addresses of the parties for all notices are as follows (unless changed by similar notice in writing given by the particular person whose address is to be changed):

If to Seller:       c/o Meridian Point Realty Trust VIII Company
                    655 Montgomery, Suite 800
                    San Francisco, CA  94111
                    Attn: Mr. Michael Gilbert
                    Telephone:  (415) 274-1808
                    Facsimile:  (415) 393-8009

with a copy to:     Landels, Ripley & Diamond, LLP
                    350 The Embarcadero
                    San Francisco, CA  94105
                    Telephone:  (415) 512-8700
                    Facsimile:  (415) 512-8750
                    Attn: Thomas D. Trapp, Esq.

If to Purchaser:    Rubin-Pachulski Properties, Inc.
                    10351 Santa Monica Blvd., Suite 410
                    Los Angeles, CA  90025
                    Attn: Scott Dew, Esq.
                    Telephone:  (310) 557-1311
                    Facsimile:  (310) 557-0605

with a copy to:     David C. Klein, Esq.
                    1875 Century Park East, Suite 700
                    Los Angeles, CA  90067
                    Telephone:  (310) 788-2737
                    Facsimile:  (310) 788-2738

If to Title
Company:            First American Title Insurance Company
                    1737 North First Street
                    San Jose, CA  95112
                    Attn: Susan Melton
                    Telephone:  (408) 451-7858
                    Facsimile:  (408) 451-7836

     10.2 Real Estate Commissions.  Seller shall pay to Colliers Parish
          -----------------------
International, Inc. (hereinafter called "AGENT" whether one or more) upon the Closing of the transaction contemplated hereby, and not otherwise, a cash commission in the amount agreed on in a separate listing agreement between Seller and Agent. Said commission shall in no event be payable unless and until the transaction contemplated hereby is closed in accordance with the terms of this Agreement; if such transaction is not closed for any reason, including, without limitation, failure of title or default by Seller or Purchaser or termination of this Agreement pursuant to the terms hereof, then such commission will be deemed not to have been earned and shall not be due or payable. Except as set forth above with respect to Agent, neither Seller nor Purchaser has authorized any broker or finder to act on Purchaser's or Seller's behalf in connection with the sale and purchase hereunder and neither Seller nor Purchaser has dealt with any broker or finder purporting to act on behalf of any other party. Purchaser agrees to indemnify, defend, protect and hold harmless Seller from and against any and all claims, losses, damages, liabilities, costs or expenses of any kind or character arising out of or resulting from any agreement, arrangement or understanding alleged to have been made by Purchaser or on Purchaser's behalf with any broker or finder in connection with this Agreement or the transaction contemplated hereby. Seller agrees to indemnify, defend, protect and hold harmless Purchaser from and against any and all claims, losses, damages, liabilities, costs or expenses of any kind or character arising out of or resulting from any agreement, arrangement or understanding alleged to have been made by Seller or on Seller's behalf with any broker or finder in connection with this Agreement or the transaction contemplated hereby. Notwithstanding anything to the contrary contained herein, this Section 10.2
                                                                ------------
shall survive the Closing or any earlier termination of this Agreement.

     10.3 Entire Agreement. This Agreement embodies the entire agreement between
          ----------------
the parties relative to the subject matter hereof, and there are no oral or written agreements between the parties, nor any representations made by either party relative to the subject matter hereof, which are not expressly set forth herein.

     10.4 Amendment.  This Agreement may be amended only by a written instrument
          ---------
executed by the party or parties to be bound thereby.

     10.5 Headings.  The captions and headings used in this Agreement are for
          --------
convenience only and do not in any way limit, amplify, or otherwise modify the provisions of this Agreement.

     10.6 Time of Essence.  Time is of the essence of this Agreement; however,
          ---------------
if the final date of any period which is set out in any provision of this Agreement falls on a Saturday, Sunday or legal holiday under the laws of the United States or the State in which the Property is located, then, in such event, the time of such period shall be extended to the next day which is not a Saturday, Sunday or legal holiday.

     10.7 Governing Law.  This Agreement shall be governed by the laws of the
          -------------
State of California and the laws of the United States pertaining to transactions in California.

     10.8 Successors and Assigns; Assignment.  This Agreement shall bind and
          ----------------------------------
inure to the benefit of Seller and Purchaser and their respective heirs, executors, administrators, personal and legal representatives, successors and permitted assigns. Purchaser shall not assign Purchaser's rights under this Agreement without the prior written consent of Seller, which consent may be withheld absolutely; provided, however, that Purchaser shall be permitted, with not less than three (3) business days' notice to Seller, to assign its rights hereunder to any entity affiliated or under common control with Purchaser (a "Permitted Assignment"). In the event Seller consents to such assignment or in the event of a Permitted Assignment, Purchaser and such assignee shall execute and deliver an Assignment of Purchase and Sale Agreement in such form as Seller shall require in its reasonable discretion. In addition, Purchaser shall join with such assignee in the execution and delivery of all documents and instruments required to be executed and delivered upon Closing by the Purchaser hereunder for the express purpose of evidencing and confirming Purchaser's joint and several liability under all such documents and instruments. Any subsequent assignment may be made only with the prior written consent of Seller. No assignment of Purchaser's rights hereunder shall relieve Purchaser of its liabilities or indemnities under this Agreement or the documents and instruments to be executed and delivered by Purchaser upon Closing. This Agreement is solely for the benefit of Seller and Purchaser; there are no third party beneficiaries hereof. Any assignment of this Agreement in violation of the foregoing provisions shall be null and void.

     10.9 Invalid Provision.  If any provision of this Agreement is held to be
          -----------------
illegal, invalid or unenforceable under present or future laws, such provision shall be fully severable; this Agreement shall be construed and enforced as if such illegal, invalid or unenforceable provision had never comprised a part of this Agreement; and, the remaining provisions of this Agreement shall remain in full force and effect and shall not be affected by such illegal, invalid, or unenforceable provision or by its severance from this Agreement.

     10.10     Multiple Counterparts; Facsimile.  This Agreement may be executed
               --------------------------------
in a number of identical counterparts which, taken together, shall constitute collectively one (1) agreement; in making proof of this Agreement, it shall not be necessary to produce or account for more than one such counterpart with each party's signature. Counterparts of this Agreement may be delivered by facsimile transmission to the other party hereto and each party so delivering this Agreement by facsimile transmission shall forward a hard copy original hereof to the other party by overnight delivery service.

     10.11     [INTENTIONALLY OMITTED]

     10.12     Effective Date.  As used herein the term "EFFECTIVE DATE" shall
               --------------
mean the first date the Title Company is in receipt of both this Agreement executed by Purchaser and Seller (whether in counterparts or not) and the Earnest Money.

     10.13     Exhibits.  The exhibits attached to this Agreement and referred
               --------
to herein are hereby incorporated into this Agreement by this reference and made a part hereof for all purposes.

     10.14     Construction.  Seller and Purchaser acknowledge that each party
               ------------
and its counsel have reviewed and revised this Agreement and that the normal rule of construction to the effect that any ambiguities are to be resolved against the drafting party shall not be employed in the interpretation of this Agreement or any amendments or exhibits hereto.

     10.15     No Recordation.  Seller and Purchaser hereby acknowledge that
               --------------
neither this Agreement nor any memorandum or affidavit thereof shall be recorded of public record in the county in which the Property is located or any other county. Should Purchaser ever record or attempt to record this Agreement, or a memorandum or affidavit thereof, or any other similar document, then, notwithstanding anything herein to the contrary, said recordation or attempt at recordation shall constitute a default by Purchaser hereunder, and, in addition to the other remedies provided for herein, Seller shall have the express right to terminate this Agreement by filing a notice of said termination in the county in which the Land is located.

     10.16     Merger Provision.  Except as otherwise expressly provided herein,
               ----------------
any and all rights of action of Purchaser for any breach by Seller of any pre-closing covenant or agreement contained in this Agreement shall merge with the Deed and other instruments executed at Closing, shall terminate at Closing and shall not survive Closing.

     10.17     DISPUTES SUBJECT TO ARBITRATION. ANY DISPUTE BETWEEN THE PARTIES
               -------------------------------
ARISING OUT OF OR RELATING TO THIS AGREEMENT SHALL BE RESOLVED SOLELY BY ARBITRATION IN ACCORDANCE WITH THE PROVISIONS OF THIS SECTION 10.17. THE TERMS OF THIS SECTION 10.17 SHALL SURVIVE CLOSE OF ESCROW AND RECORDATION OF THE GRANT DEED. ANY DEMAND FOR ARBITRATION SHALL BE IN WRITING AND MUST BE MADE WITHIN A REASONABLE TIME AFTER THE CLAIM, DISPUTE OR OTHER MATTER IN QUESTION HAS ARISEN. IN NO EVENT SHALL THE DEMAND FOR ARBITRATION BE MADE AFTER THE DATE THAT INSTITUTION OF LEGAL OR EQUITABLE PROCEEDINGS BASED ON SUCH CLAIM, DISPUTE OR OTHER MATTER WOULD BE BARRED BY THE APPLICABLE STATUTE OF LIMITATIONS.

          10.17.1  ARBITRATION OF DISPUTES. ANY DISPUTE BETWEEN THE PARTIES THAT
                   -----------------------
IS TO BE RESOLVED BY ARBITRATION SHALL BE SUBMITTED TO BINDING ARBITRATION UNDER THE LARGE AND COMPLEX CASE RULES OF THE COMMERCIAL MEDIATION RULES ("AAA RULES") OF THE AMERICAN ARBITRATION ASSOCIATION ("AAA"), AS THEN IN EFFECT, AND TITLE 9 OF THE CALIFORNIA CODE OF CIVIL PROCEDURE. ANY SUCH ARBITRATION SHALL BE HELD AND CONDUCTED IN SANTA CLARA COUNTY, CALIFORNIA.

          10.17.2  ARBITRATION RULES. THE FOLLOWING RULES SHALL APPLY TO THE
                   -----------------
ARBITRATION:

     (A.) ONE ARBITRATOR OR A PANEL OF THREE ARBITRATORS SHALL BE APPOINTED IN ACCORDANCE WITH THE AAA RULES AND PRACTICES THEN IN EFFECT AND EACH SUCH ARBITRATOR(S) SHALL BE A LICENSED ATTORNEY WHO HAS PRACTICED IN THE SAN FRANCISCO BAY AREA IN THE AREA OF COMMERCIAL REAL ESTATE LAW OR COMMERCIAL REAL ESTATE LITIGATION FOR AT LEAST TWENTY (20) YEARS AND WHO HAS NOT HAD A PROFESSIONAL RELATIONSHIP WITH EITHER PARTY FOR THE PAST TEN (10) YEARS. IN ADDITION, IF THE CONTROVERSY OR CLAIM BETWEEN THE PARTIES INVOLVES ANY ENVIRONMENTAL ISSUES, THE ARBITRATOR(S) SHALL HAVE FAMILIARITY WITH ENVIRONMENTAL LAWS AND REGULATIONS.

     (B.) WITHIN THIRTY (30) DAYS AFTER THE PANEL HAS BEEN CONVENED, (i) A PRELIMINARY HEARING DATE SHALL BE SET BY THE ARBITRATORS, (ii) THE ARBITRATORS AND THE PARTIES SHALL ESTABLISH AN EXPEDITED SCHEDULE FOR ANY DISCOVERY THAT MAY BE PROVIDED PURSUANT TO THIS PROVISION, AND (iii) THE ARBITRATORS SHALL SET AN ARBITRATION HEARING DATE FOLLOWING THE CUTOFF OF DISCOVERY. NO LATER THAN TEN
(10) DAYS BEFORE THE ARBITRATION HEARING DATE, (i) WRITTEN SUBMITTALS SHALL BE PRESENTED AND EXCHANGED BY BOTH PARTIES, INCLUDING REPORTS PREPARED BY EXPERTS UPON WHOM EITHER PARTY INTENDS TO RELY, (ii) THE PARTIES SHALL EXCHANGE COPIES OF ALL DOCUMENTARY EVIDENCE UPON WHICH EACH WILL RELY AT THE ARBITRATION HEARING, AND A LIST OF THE WITNESSES EACH INTENDS TO CALL TO TESTIFY AT THE HEARING, AND (iii) EACH PARTY SHALL MAKE ITS RESPECTIVE EXPERTS AVAILABLE FOR DISPOSITION BY THE OTHER PARTY.

     (C.) THE ARBITRATION HEARING SHALL BE CONCLUDED NO LATER THAN THIRTY (30) DAYS AFTER THE FIRST ARBITRATION HEARING DATE. THE ARBITRATORS SHALL MAKE THEIR AWARD WITHIN SEVEN (7) DAYS AFTER THE CONCLUSION OF THE HEARING. IN THE EVENT OF A THREE-MEMBER PANEL, THE DECISION IN WHICH TWO OF THE MEMBERS OF THE ARBITRATION PANEL CONCUR SHALL BE THE AWARD OF THE ARBITRATORS. IN THE EVENT THE HEARING CANNOT BE CONCLUDED WITHIN THE SPECIFIED THIRTY (30) DAYS AND THE PARTIES CANNOT MUTUALLY AGREE ON AN EXTENSION OF THE DATE FOR THE CONCLUSION OF THE HEARING, THE CHAIRMAN OF THE ARBITRATION PANEL SHALL PREPARE A DECLARATION REQUESTING AN EXTENSION OF TIME WHICH SHALL NOT EXCEED THIRTY (30) DAYS AND STATING THE REASON FOR THE REQUIRED EXTENSION. IF THE PARTIES DO NOT AGREE TO SUCH AN EXTENSION, THEN THIS DECLARATION MAY BE PRESENTED TO A COURT OF COMPETENT JURISDICTION BY ANY PARTY BY MOTION REQUESTING AN EXTENSION OF THE DATE BY WHICH THE HEARING IS TO BE COMPLETED, AND WHICH MOTION MAY BE BROUGHT ON FIVE (5) DAYS NOTICE OR ON AN ORDER SHORTENING TIME, IF NECESSARY.

     (D.) EXCEPT AS OTHERWISE SPECIFIED HEREIN, THERE SHALL BE NO DISCOVERY OR DISPOSITIVE MOTION PRACTICE (SUCH AS MOTIONS FOR SUMMARY JUDGMENT OR TO DISMISS, OR THE LIKE) EXCEPT AS MAY BE PERMITTED BY THE ARBITRATORS, WHO SHALL AUTHORIZE ONLY SUCH DISCOVERY AS IS SHOWN TO BE NECESSARY TO INSURE A FAIR HEARING AND

NO SUCH DISCOVERY OR MOTIONS PERMITTED BY THE ARBITRATORS SHALL IN ANY WAY CONFLICT WITH THE TIME LIMITS CONTAINED HEREIN. THE ARBITRATORS SHALL NOT BE BOUND BY THE RULES OF EVIDENCE OR CIVIL PROCEDURE, BUT RATHER MAY CONSIDER SUCH WRITINGS AND ORAL PRESENTATIONS AS REASONABLE BUSINESSPERSONS WOULD USE IN THE CONDUCT OF THEIR DAY-TO-DAY AFFAIRS, AND MAY REQUIRE THE PARTIES TO SUBMIT SOME OR ALL OF THEIR PRESENTATION AS THE ARBITRATORS MAY DEEM APPROPRIATE. INTERROGATORIES SHALL BE LIMITED TO IDENTIFICATION OF DOCUMENTS AND WITNESSES. IT IS THE INTENTION OF THE PARTIES TO LIMIT LIVE TESTIMONY AND CROSS-EXAMINATION TO THE EXTENT ABSOLUTELY NECESSARY TO INSURE A FAIR HEARING TO THE PARTIES OF THE SIGNIFICANT MATTERS SUBMITTED TO ARBITRATION. THE PARTIES HAVE INCLUDED THE FOREGOING PROVISIONS LIMITING THE SCOPE AND EXTENT OF THE ARBITRATION WITH THE INTENTION OF PROVIDING FOR PROMPT ECONOMIC AND FAIR RESOLUTION OF ANY DISPUTE SUBMITTED TO ARBITRATION.

     (E.) THE ARBITRATORS SHALL HAVE THE DISCRETION TO ALLOCATE IN THEIR AWARD THE COSTS OF ARBITRATION, ARBITRATORS' FEES AND THE RESPECTIVE ATTORNEYS' FEES AND COSTS, INCLUDING EXPERT WITNESS FEES AND COSTS, OF EACH PARTY TO THE PREVAILING PARTY. JUDGMENT UPON THE AWARD ENTERED BY THE ARBITRATORS MAY BE ENTERED IN ANY COURT HAVING JURISDICTION THEREOF.

     (F.) ALL PROCEEDINGS INVOLVING THE PARTIES SHALL BE REPORTED BY A CERTIFIED SHORTHAND COURT REPORTER AND WRITTEN TRANSCRIPTS OF THE PROCEEDINGS SHALL BE PREPARED AND MADE AVAILABLE TO THE PARTIES.

     (G.) THE ARBITRATORS SHALL MAKE THEIR AWARD BASED UPON THE APPLICABLE LEGAL PRINCIPLES AND BASED ON THE EVIDENCE PRESENTED BY THE PARTIES, AND SHALL PROVIDE A REASONED AWARD AND SHALL INCLUDE IN THEIR AWARD FINDINGS OF FACT AND CONCLUSIONS OF LAW SUPPORTING THEIR AWARD.

     (H.) NOTWITHSTANDING THE PARTIES' AGREEMENT TO MEDIATE OR ARBITRATE THEIR DISPUTES AS PROVIDED IN THIS AGREEMENT, ANY PARTY MAY SEEK EMERGENCY RELIEF OR PROVISIONAL REMEDIES IN A COURT OF LAW WITHOUT WAIVING THE RIGHT TO ARBITRATE OR MEDIATE THE MERITS OF THE DISPUTE.

     (I.) THE AWARD OR DECISION OF THE ARBITRATOR, WHICH MAY INCLUDE EQUITABLE RELIEF, SHALL BE FINAL AND JUDGMENT MAY BE ENTERED ON IT IN ACCORDANCE WITH APPLICABLE LAW IN ANY COURT HAVING JURISDICTION OVER THE MATTER.

     NOTICE: BY INITIALING IN THE SPACE BELOW YOU ARE AGREEING TO HAVE ANY DISPUTE ARISING OUT OF THE MATTERS INCLUDED IN THIS "ARBITRATION OF DISPUTES" PROVISION DECIDED BY NEUTRAL ARBITRATION AS PROVIDED BY CALIFORNIA LAW AND YOU ARE GIVING UP ANY RIGHTS YOU MIGHT POSSESS TO HAVE THE DISPUTE LITIGATED IN A COURT OR JURY TRIAL. BY INITIALING

     IN THE SPACE BELOW YOU ARE GIVING UP YOUR JUDICIAL RIGHTS TO DISCOVERY AND APPEAL, UNLESS SUCH RIGHTS ARE SPECIFICALLY INCLUDED IN THIS "ARBITRATION OF DISPUTES" PROVISION. IF YOU REFUSE TO SUBMIT TO ARBITRATION AFTER AGREEING TO THIS PROVISION, YOU MAY BE COMPELLED TO ARBITRATE UNDER THE AUTHORITY OF THE CALIFORNIA CODE OF CIVIL PROCEDURE. YOUR AGREEMENT TO THIS ARBITRATION PROVISION IS VOLUNTARY.

     WE HAVE READ AND UNDERSTAND THE FOREGOING AND AGREE TO SUBMIT DISPUTES ARISING OUT OF THE MATTERS INCLUDED IN THIS "ARBITRATION OF DISPUTES" PROVISION TO NEUTRAL ARBITRATION.


INITIALS:                ____________              _____________
                         Purchaser                 Seller

     10.18     No Personal Liability of Representatives of Seller.  Purchaser
               --------------------------------------------------
acknowledges that this Agreement is entered into by a business trust as Seller and Purchaser agrees that no individual trustee, beneficiary, shareholder or other representative of Seller shall have any personal liability under this Agreement or any document executed in connection with the transactions contemplated by this Agreement.

     10.19     Cooperation in Exchange.  Seller agrees to accommodate Buyer in
               -----------------------
effecting a tax-deferred exchange under Internal Revenue Code, Section 1031 provided that Buyer's election to complete a tax-deferred exchange transaction shall not be a condition to closing, delay Closing beyond the Closing Date, nor subject Seller to any additional costs, expenses or liabilities. Subject to the foregoing, Seller agrees to execute and deliver such additional escrow instructions, documents and agreements as may be reasonably necessary to complete such tax-deferred exchange.

     10.20     Special Provision Relating to Additional Assets.  Upon the
               -----------------------------------------------
occurrence of an Event of Default (as defined in the Indemnity Agreement), all of Purchaser's right, title and interest in and to the Additional Assets as acquired pursuant to this Agreement shall (i) automatically and without further action by either Purchaser or Seller revert to Seller's ownership, and (ii) conclusively be deemed to have been resold, reassigned and reconveyed to Seller. Purchaser specifically acknowledges and agrees to execute and deliver to Seller, within five (5) business days of Seller's written request, any and all instruments of transfer, assignment and/or conveyance reasonably requested by Seller following such Event of Default to confirm and reflect the reversion of the Additional Assets to Seller (the "Reversion Confirmation Instruments"). Purchaser further specifically acknowledges and agrees that Purchaser's obligation to execute the Reversion Confirmation Instruments as provided in preceding sentence is a unique and special covenant which has been bargained for by Seller and constitutes a material and substantial inducement to Seller to enter into this Agreement on the terms set forth herein. Seller and Purchaser acknowledge and agree that in the event of breach of such obligation by Purchaser, (i) Seller would be irrevocably harmed, (ii) Seller would have no adequate legal remedy, and (iii) Seller shall be entitled to have and obtain specific performance of Purchaser's obligation to execute the Reversion Confirmation Instruments.

For so long as there shall not have occured an Event of Default, Seller (at Purchaser's sole cost, liability and expense) shall reasonably cooperate with and assist Purchaser in pursuit of, and/or efforts to realize upon, the insurance claims of Seller included in the Addtional Assets. Seller's cooperation and assistance (at Purchaser's sole cost, liability and expense) shall include, without limitation, the filing and prosecution of all appropriate claims, actions and other proceedings against such persons or entities (including insurance companies) as Purchaser may in good faith direct for the purpose of pursuit of, and/or realization upon, such insurance claims. Purchaser, in Purchaser's good faith business judgment, shall be entitled to control and direct the strategy for and the implementation of the pursuit of and/or realization upon the insurance claims including, without limitation, the selection and direction of counsel subject to Seller's reasonable approval. Seller, at Seller's cost, shall be entitled to retain separate counsel if and to the extent that Seller in good faith believes that separate counsel is necessary and advisable to protect Seller's interests in connection with the pursuit of and/or realization upon the insurance claims.

     IN WITNESS WHEREOF, the parties hereto have executed this Agreement as of the date set forth next to their signature.

PURCHASER:
- ---------

RUBIN-PACHULSKI PROPERTIES, INC.,
a California corporation

By:  ____________________
Its: _____________________

                                    Date of Execution
                                    by Purchaser:

                                    July __, 1997


                      [Signatures Continued on Next Page]
SELLER:
- ------

MERIDIAN POINT REALTY TRUST '83,
a California Business Trust

By:  ____________________
Its: _____________________

                                    Date of Execution
                                    by Seller:

                                    July __, 1997


The undersigned Title Company hereby acknowledges receipt of the Earnest Money and a copy of this Agreement, and agrees to hold and dispose of the Earnest Money in accordance with the provisions of this Agreement.

TITLE COMPANY:
- -------------

FIRST AMERICAN TITLE INSURANCE COMPANY,
a corporation

By:  ____________________
Its: ____________________

                                    Date of Execution
                                    by Title Company:

                                    July __, 1997

                                   SCHEDULE 1
                                   ----------

                        ADDITIONAL ITEMS TO BE DELIVERED
                        --------------------------------


     1.   Correspondence with regulatory agencies.

     2.   Claims files.

     3. Insurance files (inclusive of Owner's policies and certificates and those provided by current and/or former tenants).

     4. Operating and income statements for prior years as well as the current year.

     5.   Maintenance files.

     6.   Lease files.

     7.   Budgets for prior years as well as the current year.

     8.   ADA reports and inspections results.

     9.   Roof, mechanical and HVAC reports.

     10.  Soils reports, if any.

     11.  Common area maintenance expense/estimate files.

                                   EXHIBIT A
                                   ---------

                           LEGAL DESCRIPTION OF LAND
                           -------------------------


All that certain REAL PROPERTY in the County of Santa Clara, described as follows:

     Parcel 1, as shown on that certain Map entitled "Parcel Map being a Redivision of Parcel A as shown upon that certain Map titled "Record of Survey, being a portion of Rancho Rincon De San Francisquito", filed for record June 18, 1964 in Book 181 of Maps at page 7, Santa Clara County Records also Lot 1 in Block 4 of Tract No. 1645, as shown upon a Map recorded January 5, 1956, in Book 66 of Maps at pages 18 and 19, Santa Clara County Records, also a portion of the lands shown on the Record of Survey filed for record February 19, 1954 in Book 47 of Maps at page 40, Santa Clara Records, City of Mountain View, Santa Clara County, California" which Map was filed for record in the office of the Recorder of the County of Santa Clara, State of California on May 8, 1972, in Book 300 of Maps page(s) 43.

APN:  147-02-016, 017
ARB:  147-02-016, 017

                                   EXHIBIT B
                                   ---------

                               LIST OF CONTRACTS
                               -----------------

                                   EXHIBIT C
                                   ---------

                                 LIST OF LEASES
                                 --------------


     1.   TENCOR INSTRUMENTS:

          Master Lease dated as of July 5, 1988
          Letter Agreement dated as of December 9, 1988
          Letter Agreement dated as of December 14, 1988
          Amendment to Lease dated as of June 15, 1992
          Second Amendment to Lease dated as of January 1995
          Third Amendment to Lease dated as of December 7, 1995


     2.   TELEVISION ASSOCIATES:

          Lease Agreement dated as of June 30, 1974
          Extension of Lease dated June 30, 1979
          Lease Agreement dated as of June 24, 1981
          Extension of Lease dated January 13, 1982
          Amendment of Lease dated as of January 31, 1986
          Lease Modification Agreement dated as of October 3, 1989 Correction to Lease Modification Agreement
          Extension of Lease dated as of November 26, 1990
          Standard Form Lease dated as of July 28, 1994
          First Amendment to Lease dated as of January 20, 1995


     3.   NORCAL TEC, INC./DAVILA INTERNATIONAL CIRCUITS:

          Lease Agreement dated as of April 11, 1973
          Letter Amendment dated as of June 13, 1973
          Letter Amendment dated as of January 26, 1976
          Lease Agreement dated as of February 11, 1976 Extension Agreement dated as of May 18, 1978 Extension of Lease dated as of October 21, 1982 Amendment of Lease dated as of April 1, 1987
          Second Amendment of Lease dated as of July 27, 1988

                                  EXHIBIT D-1
                                  -----------

                            FORM OF TENANT ESTOPPEL
                            -----------------------

              [PURCHASER'S FORM OF TENANT ESTOPPEL TO BE ATTACHED]

                                  EXHIBIT D-2
                                  -----------

            SUBORDINATION, NON-DISTURBANCE AND ATTORNMENT AGREEMENT
            -------------------------------------------------------


                   [PURCHASER'S LENDER'S FORM TO BE ATTACHED]

                                   EXHIBIT E
                                   ---------

                   FORM OF DEED (FOR USE IN CALIFORNIA, ONLY)
                   ------------------------------------------

RECORDING REQUESTED BY
AND WHEN RECORDED MAIL TO:

_________________________________
_________________________________
_________________________________
_________________________________

Attn:  ___________________________

================================================================================
                                        SPACE ABOVE THIS LINE FOR RECORDER'S USE

                                   GRANT DEED


THE UNDERSIGNED GRANTOR(S) DECLARE(S):

Documentary Transfer Tax is $__________________
(    )  Unincorporated Area                                                      (    )  City of ___________________________________

(    )  Computed on Full Value of Interest or Property Conveyed, or
(    )  Computed on Full Value Less Liens and Encumbrances Remaining at Time
 of Sale.

FOR A VALUABLE CONSIDERATION, receipt of which is hereby acknowledged,


hereby GRANT(S) to


the following described real property in the County of _____________________________________, State of California:


The foregoing grant is made upon the express condition and covenant that the Grantee shall not use or permit the real property conveyed hereby, or any portion thereof, to be used at any time for any of the following purposes:

          (i) a residence including, without limitation, a mobilehome or factory built housing;

          (ii) a hospital for humans;

          (iii)  a school;

          (iv) a daycare center for children or the elderly.

The use restrictions hereby created shall burden the fee ownership of the real property conveyed hereby, and shall be binding upon each successive owner, during its ownership, of any portion of such real property and upon each person having any interest therein derived through any owner of such real property or any portion thereof. Each successive conveyance of the real property conveyed hereby, or any portion thereof, shall be made expressly subject to the use restrictions contained herein.

Dated:________________________  ____________________________________________,
                              a ___________________________________________

                              By:__________________________________________
                              Its:__________________________________________

            [ALL SIGNATURES MUST BE ACKNOWLEDGED BY A NOTARY PUBLIC]

                                   EXHIBIT F
                                   ---------

                               FORM OF ASSIGNMENT
                               ------------------

Recording Requested By and
When Recorded Mail To:

_________________________
_________________________
_________________________
Attn:  __________________
_______________________________________________________________________________

                ASSIGNMENT AND ASSUMPTION OF PERSONAL PROPERTY,
                -----------------------------------------------
                    SERVICE CONTRACTS, WARRANTIES AND LEASES
                    ----------------------------------------


MERIDIAN POINT REALTY TRUST '83, a California business trust ("Assignor"), for good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, has Granted, Sold, Assigned, Transferred, Conveyed, and Delivered and does by these presents Grant, Sell, Assign, Transfer, Convey and Deliver unto ______________________, a ___________________________ ("Grantee"), all of
Assignor's rights, titles, and interests in and to the following described properties located in, affixed to, and/or arising or used in connection with the improved property with parking and other amenities (the "Project") situated on the land in the County of Santa Clara, State of California, more particularly described on EXHIBIT A attached hereto and made a part hereof for all purposes
             ---------
(the "Land," which together with the Project is sometimes hereinafter called the "Property"):

     (a) All fixtures, equipment, machinery, building materials, furniture, furnishings, and other personal property owned by Assignor, including the name "Charleston Business Park" (the "Personal Property"), and located on, attached to, or used in connection with the operation and maintenance of the Property;

     (b) Any leases for space in the Project (the "Leases"), together with all guarantees thereof and all refundable security and other deposits owned or held by Assignor pursuant to the Leases, which Leases and security deposits are described on EXHIBIT B attached hereto;
             ---------

     (c) The assignable service, maintenance, or management contracts relating to the ownership and operation of the Property (the "Service Contracts") attached hereto as EXHIBIT C;
                   ---------

     (d) Any assignable warranties and guaranties relating to the Property or any portion thereof (collectively, the "Warranties").

     (e) The Additional Assets (as defined in the Purchase Agreement referred to below)

Assignor and Assignee hereby covenant and agree as follows:

          (i) Assignee accepts the aforesaid assignment and Assignee assumes and agrees to be bound by and timely perform, observe, discharge, and otherwise comply with each and every one of the agreements, duties, obligations, covenants and undertakings upon the lessor's part to be kept and performed under the Leases and any obligations of Assignor under the Service Contracts from and after the date hereof.

          (ii) Assignee hereby indemnifies and agrees to hold harmless Assignor from and against any and all liabilities, claims, demands, obligations, assessments, losses, costs, damages, and expenses of any nature whatsoever (including, without limited the generality of the foregoing, attorneys' fees and court costs) which Assignor may incur, sustain, or suffer, or which may be asserted or assessed against Assignor on or after the date hereof, arising out of, pertaining to or in any way connected with the obligations, duties, and liabilities under the Leases and the Service Contracts, or any of them, first arising from and after the date hereof.

          (iii) The burden of the indemnity made in paragraph (ii) hereof shall not be assigned. Except as aforesaid, this Agreement shall bind and inure to the benefit of the parties and their respective successors, legal representatives and assigns.

          (iv) Neither this Agreement nor any term, provision, or condition hereof may be changed, amended or modified, and no obligation, duty or liability or any party hereby may be released, discharged or waived, except in a writing signed by all parties hereto.

GRANTEE SPECIFICALLY ACKNOWLEDGES AND AGREES THAT EXCEPT TO THE LIMITED EXTENT, IF ANY, SPECIFICALLY AND EXPRESSLY SET FORTH IN SECTION 5.1 OF THAT CERTAIN PURCHASE AND SALE AGREEMENT DATED AS OF ____________, 199_ (THE "PURCHASE AGREEMENT") BETWEEN ASSIGNOR, AS SELLER, AND ASSIGNEE, AS PURCHASER, SELLER HAS NOT MADE, DOES NOT MAKE AND SPECIFICALLY NEGATES AND DISCLAIMS ANY REPRESENTATIONS, WARRANTIES, PROMISES, COVENANTS, AGREEMENTS OR GUARANTIES OF ANY KIND OR CHARACTER WHATSOEVER, WHETHER EXPRESS OR IMPLIED, ORAL OR WRITTEN, PAST, PRESENT OR FUTURE, OF, AS TO, CONCERNING OR WITH RESPECT TO THE LAND, PROPERTY, PROJECT, PERSONAL PROPERTY, LEASES, SERVICE CONTRACTS OR WARRANTIES.

     IN WITNESS WHEREOF, Assignor and Assignee have executed this Assignment of Personal Property, Service Contracts, Warranties and Leases effective as of the _____ day of __________________, 199_.


Assignor:
- --------

MERIDIAN POINT REALTY TRUST '83,
a California business trust

By:  ____________________
Its: ____________________

Assignee
- --------

_________________________,
a _______________________

By:  ____________________
Its: ____________________



                            [AFFIX ACKNOWLEDGEMENTS]

                                   EXHIBIT G
                                   ---------

                            FORM OF FIRPTA AFFIDAVIT
                            ------------------------

                TRANSFEROR'S CERTIFICATION OF NON-FOREIGN STATUS
                ------------------------------------------------

     To inform _________________________, a __________________________
("Transferee"), that withholding of tax under Section 1445 of the Internal Revenue Code of 1986, [AS AMENDED, AND SECTION 18662 OF THE CALIFORNIA REVENUE AND TAXATION CODE], as amended (collectively, the "Code"), will not be required upon transfer of certain real property to Transferee by Meridian Point Realty Trust '83, a California business trust ("Transferor"), the undersigned hereby certifies the following on behalf of Transferor:

     1. Transferor is not a foreign person, foreign corporation, foreign partnership, foreign trust, or foreign estate (as those terms are defined in the Code and the Income Tax Regulations promulgated thereunder);

     2.   Transferor's U.S. taxpayer identification number is as follows:
___________.

     3.   Transferor's office address is as follows:

               __________________________________
               __________________________________
               __________________________________
               __________________________________
               Attn:  ____________________________

     Transferor understands that this Certification may be disclosed to the Internal Revenue Service [AND THE CALIFORNIA FRANCHISE TAX BOARD] by Transferee and that any false statement contained herein could be punished by fine, imprisonment, or both.

     Transferor understands that Transferee is relying on this Certification in determining whether withholding is required upon said transfer.

     Under penalty of perjury I declare that I have examined this Certification and to the best of my knowledge and belief it is true, correct and complete, and I further declare that I have authority to sign this document on behalf of Transferor.

Date:  ____________, 199_

TRANSFEROR:
- ----------

MERIDIAN POINT REALTY TRUST '83,
a California business trust

By:  ________________
Its: ________________

                                   EXHIBIT H
                                   ---------

                             FORM OF TENANT NOTICE
                             ---------------------


                             _______________, 19___

__________________________
__________________________
__________________________

     This is to notify you that Meridian Point Realty Trust '83, a California business trust, has sold its fee interest in the property described above and in connection therewith has assigned its interest as landlord under your lease to __________________________, a _________________("Buyer").

     You are further notified that any security deposits or any prepaid rents under your lease have been transferred to Buyer.

     The project will be managed by:

                                 ______________________________
                                 ______________________________
                                 ______________________________
                                 Telephone No. _________________

     Commencing as of _____________________, all rental payments under your lease shall be paid to Buyer. Please make your rent checks payable to Buyer at the above address.

Any written notices you desire or are required to make to the landlord under your lease should hereafter be sent to Buyer at the above address.


                              Very truly yours,

                              SELLER:
                              ------

                              MERIDIAN POINT REALTY TRUST '83,
                              a California business trust

                              By:  ___________________________
                                    Its:  _____________________

                                   EXHIBIT I
                                   ---------

             ENVIRONMENTAL INDEMNITY AND ACCESS EASEMENT AGREEMENT
             -----------------------------------------------------



Recording Requested By and
- --------------------------
When Recorded Mail To:

Meridian Point Realty Trust '83
c/o Meridian Point Realty
  Trust VIII Company
655 Montgomery, Suite 800
San Francisco, CA  94111
Attn: Mr. Michael Gilbert
_________________________________________________________________

             ENVIRONMENTAL INDEMNITY AND ACCESS EASEMENT AGREEMENT
             -----------------------------------------------------

     THIS ENVIRONMENTAL INDEMNITY AND ACCESS EASEMENT AGREEMENT ("Agreement") is made this _____ day of __________ 1997, by RUBIN-PACHULSKI PROPERTIES, INC., a California corporation (Indemnitor"), to and for the benefit of MERIDIAN POINT REALTY TRUST '83, a California business trust ("Indemnitee"), with reference to the following:

                                    Recitals
                                    --------


     A. Indemnitee is the owner of that certain real property located in the City of Mountain View, County of Santa Clara, State of California, together with all appurtenances thereto and improvements thereon, and more particularly described in Exhibit A attached hereto and incorporated herein by reference (the
             ---------
"Property").

     B. Indemnitor and Indemnitee entered into that certain Purchase and Sale Agreement effective as of July __, 1997 for the purchase of the Property (the "Purchase Agreement").

     C. The execution of this Agreement (i) is a condition precedent to close the sale of the Property pursuant to the Purchase Agreement, (ii) constitutes a material and substantial portion of the consideration to be paid by Indemnitor to Indemnitee for the Property pursuant to the Purchase Agreement. Further, in the absence of this Agreement, Indemnitee would be unwilling to consummate the sale of the Property to Indemnitor.

     NOW, THEREFORE, for good and valuable consideration, the receipt and sufficiency of which is hereby acknowledged, Indemnitor agrees as follows:

     1.   Definitions.  As used in this Agreement, the following terms shall be
          -----------
defined as follows:

          (a)  "Additional Hazardous Substances" shall mean any Hazardous
                -------------------------------
               Substances on, in, under or about the Property, or the soil or groundwater thereof, as of the date of this Agreement other than those currently existing Hazardous Substances which are identified and/or described in one or more of the reports, surveys, assessments, evaluations, results, data, documents, instruments or other writings provided by or on behalf of Indemnitee to Indemnitor prior to the date hereof whether pursuant to or in connection with the Purchase Agreement or otherwise.

          (b)  "Environmental Laws" shall mean any and all present and future
                ------------------
               federal, state and local laws (whether under common law, statute, rule, regulation or otherwise), requirements under permits issued with respect thereto, and other requirements of Governmental Authorities (as defined below) relating to the environment, Industrial Operations (as defined below) or to any Hazardous Substance (as defined below) or to any activity involving Hazardous Substances, and shall include without limitation, the Comprehensive Environmental Response, Compensation, and Liability Act (42 U.S.C. Section 9601, et seq.), the Federal Resource
                                            -- ---
               Conservation and Recovery Act (42 U.S.C. Section 6901, et seq.),
                                                                      -- ---
               the California Integrated Waste Management Act (California Public Resources Code Section 40000, et seq.), Title 7.3 of the
                                             -- ---
               California Government Code Section 66758 et seq., Title 14,
                                                        -- ----
               Division 7 of the California Code of Regulations, Title 23, Division 3, Chapter 15 of the California Code of Regulations and all other applicable provisions of the California Health and Safety Code, the California Public Resources Code, the California Government Code and the California Water Code.

          (c)  "Event of Default" shall mean the failure of Indemnitor to fully
                ----------------
               and timely indemnify, protect, hold harmless and defend the Indemnitees (as defined below) as provided in Section 6 below
                                                             ---------
               after thirty (30) days written notice to Indemnitor of such failure from Indemnitee; provided, however, that if such failure is curable but is not reasonably susceptible to cure within such thirty (30) day period, there shall not be deemed to have occurred an Event of Default if Indemnitor shall have commenced commercially reasonable efforts to cure such failure within such thirty (30) day period and shall thereafter continue to use commercially reasonable and diligent efforts to prosecute such cure to completion in all events within ninety (90) days or such longer period as may be reasonably approved in writing by Indemnitee upon presentation of evidence by Indemnitor that such additional time is necessary to complete such cure.

          (d)  "Governmental Authority" shall mean any local, state or federal
                ----------------------
               governmental agency, court, board, bureau or other authority having jurisdiction with respect to Hazardous Substances or Industrial Operations at or about the Property.

          (e)  "Hazardous Substances" shall mean any chemical, compound,
                --------------------
               material, mixture or substance that is now or hereafter defined or listed in, or otherwise classified pursuant to, any Environmental Laws as a "hazardous substance," "hazardous material," "hazardous waste," "extremely hazardous waste," "infectious waste," "toxic substance," "toxic pollutant" or any other formulation intended to define, list, or classify substances by reason of deleterious properties such as ignitability, corrosivity, reactivity, carcinogenicity, or toxicity including any petroleum, natural gas, natural gas liquids, liquified natural gas, or synthetic gas usable for fuel (or mixtures of natural gas and such synthetic gas). "Hazardous Substances" shall include, without limitation, any hazardous or toxic substance, material or waste or any chemical, compound or mixture which is (i) defined as "extremely hazardous waste" under
               Section 25115, "hazardous waste" under Section 25117, "restricted hazardous waste" under Section 25122.7, or listed pursuant to
               Section 25140, of the California Health and Safety Code, Division 20, Chapter 6.5 (Hazardous Waste Control Law), (ii) defined as a "hazardous substance" under Section 25316 of the California Health and Safety Code, Division 20, Chapter 6.8 (Carpenter-Presley-Tanner Hazardous Substance Account Act), (iii) defined as a "hazardous material", "hazardous substance", or "hazardous waste" under Section 25501 of the California Health and Safety Code, Division 20, Chapter 6.95 (Hazardous Materials Release Response Plans and Inventory), (iv) defined as a "hazardous substance" under Section 25281 of the California Health and Safety Code, Division 20, Chapter 6.7 (Underground Storage of Hazardous Substances), (v) petroleum, (vi) asbestos, (vii) listed under Article 9 or defined as hazardous or extremely hazardous pursuant to Article 11 of Title 22 of the California Administrative Code, Division 4, Chapter 20, (viii) designated as a "hazardous substance" pursuant to Section 1317 of the Federal Water Pollution Control Act (33 U.S.C. Section 1251 et seq.),
                                                                   -- ---
               (ix) defined as a "hazardous waste" pursuant to Section 6903 of the Federal Resource Conservation and Recovery Act, (42 U.S.C.
               Section 6901 et seq., (x) defined as "hazardous substances"
                            -- ---
               pursuant to Section 9601 of the Comprehensive Environmental Response, Compensation and Liability Act, 42 U.S.C. Section 9601

               et seq.) or (xi) identified in Sections 66680 through 66685 of
               -- ---
               Title 22 of the California Administrative Code, Division 4, Chapter 30, as all of the foregoing may be amended from time to time.

          (f)  "Industrial Operations"  shall mean and refer to any and all
                ---------------------
               past, present, and/or future use, operation or occupancy of the Property, or any portion thereof, for industrial and/or manufacturing purposes.

          (g) "No Further Action Letter"  shall mean issuance by the
               ------------------------
Governmental Authority exercising "lead agency" jurisdiction over the Property, and the Remedial Activities thereon, of a letter, report or other writing stating that no further, additional or continuing Remedial Activities (including, without limitation, groundwater monitoring) shall be currently required for the Property.

          (h)  "Permitted Transfer"  shall mean a transaction satisfying all of
                ------------------
               the following requirements: (i) the sale of all but not a portion of Indemnitor's interest in the Property, (ii) the sale shall be a bone fide arms length transaction with an unaffiliated third party purchaser, (iii) the third party purchaser shall have a net worth (as determined under generally acceptable accounting principles) as of the date of such transfer of not less than $3,000,000, (iv) the third party purchaser shall have reasonably sufficient business expertise and experience in the management and operation of real property similar to the Property, and (v) the third party purchaser shall execute and deliver to Indemnitee an express written assumption of all of Indemnitor's obligations and liabilities hereunder in form and substance reasonably satisfactory to Indemnitee.

          (i)  "Remedial Activities" shall mean any investigatory, monitoring,
                -------------------
               closure, post-closure or remediation actions, orders or judgments requested, demanded, required or ordered by any Governmental Authority or voluntarily undertaken by Indemnitee or Indemnitor relating to, arising out of, or in connection with the (i) presence or suspected presence of Hazardous Substances at, on, under or about the Property or the soil or groundwater thereof, or (ii) Industrial Operations conducted at, on or about the Property.

     2.   Acknowledgment.  Indemnitor acknowledges and agrees that the Recitals
          --------------
set forth above are true and correct and are incorporated herein by this reference. Indemnitor acknowledges that the Property has been used and occupied for Industrial Operations over a substantial period of time and that as a result of such use and occupancy Hazardous Substances may be present on the Property.

     3.   Remedial Activities.  Notwithstanding Indemnitor's indemnification of
          -------------------
Indemnitee as provided in Section 6 below, and without in any way affecting
                          ---------
Indemnitor's liability to Indemnitee as provided therein, for so long as there shall exist any Event of Default, Indemnitee shall, as between Indemnitor and Indemnitee, have the option in its sole and absolute discretion (but without any obligation to do so) to take complete responsibility for all Remedial Activities on the Property. To the extent allowed by law, for so long as there shall exist any Event of Default, Indemnitee shall at all times have and retain the exclusive right, in Indemnitee's sole and absolute discretion, to negotiate with, and to fulfill, oversee and manage any Remedial Activities upon the Property including, without limitation, any requirement or claim made by any Governmental Authority or third party related to Hazardous Substances that existed on the Property during the term of Indemnitee's ownership of the Property. Indemnitor shall promptly notify Indemnitor of any apparent failures or irregularities in the operation of the equipment or procedures used in any Remedial Activities.

     4.   Property Use Restrictions.  Indemnitor covenants and agrees that it
          -------------------------
shall not use or permit the Property, or any portion thereof, to be used at any time for any of the following purposes:

          (a) a residence including, without limitation, a mobilehome or factory built housing;

          (b)  a hospital for humans;

          (c)  a school;

          (d)  a daycare center for children or the elderly.

The use restrictions hereby created shall burden the fee ownership interest of Indemnitor in the Property, and shall be binding upon each successive owner, during its ownership, of any portion of such Property and upon each person having any interest therein derived through any owner of the Property or any portion thereof. Indemnitor agrees that any conveyance of the Property shall be made expressly subject to the use restrictions contained herein.

     5.   Grant of Access Easement.  Indemnitor, for itself, its successors and
          ------------------------
assigns, hereby grants to Indemnitee, and its successors and assigns, an easement to enter into and upon any and all of the Property at any time while there shall exist any Event of Default for the purpose of carrying out and performing any and all Remedial Activities requested or demanded by any Governmental Authority. The easement granted hereby shall extend to all of Indemnitee's agents, employees, consultants, contractors and subcontractors in connection with their duties with respect to any Remedial Activities. The easement hereby created and granted in favor of Indemnitee and its successors and assigns shall burden the fee ownership interest of Indemnitor in the Property, and shall be binding upon each successive owner, during its ownership, of any portion of such Property and upon each person having any interest therein derived through any owner of the Property or any portion thereof. Indemnitor agrees that any conveyance of the Property shall be made expressly subject to the easement granted herein.

     6.   Indemnification.  Effective upon execution hereof, Indemnitor shall
          ---------------
indemnify, protect, hold harmless, and defend (with counsel selected by Indemnitor and reasonably approved by Indemnitee) Indemnitee and its subsidiary corporations and investment entities (and each of their subsidiary corporations and investment entities), predecessors or successors in interest, transferees, assigns, trustees, beneficiaries, shareholders, officers, directors, employees, managers, attorneys, accountants, agents and servants, and each of them, in all capacities including, individually (collectively, the "Indemnitees"), from and against all claims, costs, damages, (including, consequential damages), fines, judgments, penalties, losses, liabilities or expenses suffered or incurred by Indemnitees, or any of them, arising directly or indirectly out of or as a consequence of the actual or suspected use, storage, handling, generation, transportation, manufacture, production, release, discharge, disposal or presence of Hazardous Substances on, in, under or about the Property or the soil or groundwater thereof, including, without limitation, those Hazardous Substances used or suspected to have been used in connection with the Industrial Operations conducted at, on or about the Property (collectively, "Liabilities"). The foregoing indemnification shall include, without limitation, the following:
(a) personal injury and property damage claims, (b) payment of liens, (c) sums paid in settlement of Liabilities, (d) attorney fees, consulting fees and expert fees, (e) cost (including, without limitation, capital and operating costs) of any investigation or monitoring of site conditions, (f) the costs (including, without limitation, capital and operating costs) of any Remedial Activities, and
(g) damage to natural resources or to property (other than the Property), persons or animals. The obligations of Indemnitor pursuant to this Paragraph 6
                                                                   -----------
with respect to Additional Hazardous Substances on, in, under or about the Property (other than with respect to Liabilities arising out of or relating to Additional Hazardous Substances as to which any specific claim shall have previously been submitted in good faith by Indemnitee to Indemnitor in writing) shall terminate upon the earlier of that date which is ten (10) years from the date hereof or the date of delivery to Indemnitee of a copy of a No Further Action Letter. The obligations of Indemnitor pursuant to this Paragraph 6 with
                                                              -----------
respect to Remedial Activities on, in, under or about the Property shall terminate upon delivery to Indemnitee of a copy of a No Further Action Letter. The remaining obligations of Indemnitor pursuant to this Paragraph 6, other than
                                                         -----------
with respect to Liabilities as to which any specific claim shall have previously been submitted in good faith by Indemnitee to Indemnitor in writing, and Indemnitee's right of access to the Property as provided in Paragraph 5 above,
                                                            -----------
shall terminate on that date which is ten (10) years following delivery to Indemnitee of a copy of a No Further Action Letter. The foregoing indemnification shall not include (i) additional, increased or exacerbated Liabilities to the extent resulting directly from the negligent or willful misconduct of Indemnitee in the exercise of its right to enter upon the
Property as provided in Paragraph 5 above and its performance of Remedial
                        -----------
Activities upon the Property as provided in Paragraph 3 above, and (ii)
                                            -----------
any Liabilities relating to claims (other than claims for contribution following an Event of Default hereunder by Indemnitor) by one or more of the Indemnitees against one or more of the other Indemnitees.

     7.   No Admission by Indemnitee.  In accepting the benefits of this
          --------------------------
Agreement or in performing Remedial Activities upon the Property, Indemnitee does not admit or acknowledge, nor shall Indemnitee be deemed to have admitted or acknowledged, liability for the Industrial Operations conducted at, on or about the Property and/or the presence of any Hazardous Substances or other substances or chemicals in the soil or groundwater at or about the Property.

     8.   Entire Agreement; Modification.  This instrument contains the entire
          ------------------------------
understanding and agreement among Indemnitor and Indemnitee with respect to the matters covered hereby and all prior and contemporaneous understandings and agreements between Indemnitor and Indemnitee, whether oral or written, are merged herein and are of no further force or effect. This instrument may be modified only by a writing signed by both Indemnitor and Indemnitee.

     9.   Attorneys' Fees.  In the event of any litigation between Indemnitor
          ---------------
and Indemnitee arising out of or concerning the Property, this Agreement or the rights and obligations of Indemnitor and Indemnitee in connection thereto (including, without limitation, any action or proceeding in or with respect to any bankruptcy, insolvency, reorganization or similar proceeding or action involving Indemnitor), the prevailing party in such litigation shall be entitled to its reasonable attorneys' fees and costs of such action.

     10.  Successors.  This Agreement shall bind and inure to the benefit of
          ----------
Indemnitor and Indemnitee and their respective successors and legal representatives. The use restrictions applicable to the Property as provided in

Paragraph 4 above shall constitute a covenant running with the land and shall be
- -----------
binding upon all subsequent owners of the Property. Notwithstanding anything herein to the contrary, Indemnitor's obligations and liabilities hereunder shall not be released, diminished, impaired or otherwise affected by any sale, transfer, assignment, encumbrance or other conveyance of all or any part of or interest in the Property, except that Indemnitor shall be released from any further obligation or liability for any claims first made following a Permitted Transfer whether the facts or circumstances giving rise to such claim shall have occurred before or after such Permitted Transfer.

     11.  Section Headings.  The section headings in this Agreement are only for
          ----------------
the purpose of reference and shall in no way define or interpret any provision hereof.

     12.  Notices.  Indemnitor shall promptly (and in all events within five (5)
          -------
business days) notify Indemnitee of any inquiry, investigation, order, or enforcement proceeding by or against Indemnitor in connection with the Property. Any notice required or permitted to be given hereunder shall be in writing and delivered personally, by private courier with acknowledgement of receipt, or mailed by certified or registered mail, return receipt requested, postage prepaid, addressed as follows:

     INDEMNITEE:    Meridian Point Realty Trust '83
                    c/o Meridian Point Realty Trust VIII Company
                    655 Montgomery, Suite 800
                    San Francisco, CA  94111
                    Attn: Mr. Michael Gilbert
                    Telephone:  (415) 274-1808
                    Facsimile:  (415) 393-8009

with a copy to:  Landels, Ripley & Diamond, LLP
                    350 The Embarcadero
                    San Francisco, CA  94105
                    Telephone:  (415) 512-8700
                    Facsimile:  (415) 512-8750
                    Attn: Thomas D. Trapp, Esq.


     INDEMNITOR:    Rubin-Pachulski Properties, Inc.
                    10351 Santa Monica Blvd., Suite 410
                    Los Angeles, CA  90025
                    Attn: Scott Dew, Esq.
                    Telephone:  (310) 557-1311
                    Facsimile:  (310) 557-0605

with a copy to:  David C. Klein, Esq.
                    1875 Century Park East, Suite 700
                    Los Angeles, CA  90067
                    Telephone:  (310) 788-2737
                    Facsimile:  (310) 788-2738

     The foregoing addresses may be changed by written notice given in the manner provided above.

     13.  Recordation of Agreement.  Upon the occurrence of an Event of Default,
          ------------------------
Indemnitee may, at its sole option and expense, cause this Agreement to be recorded in the Official Records in Office of the County Recorder of the County in which the Property is located.

     14.  Nature of Obligations.  Indemnitor acknowledges and agrees that its
          ---------------------
obligations under this Agreement are fully recourse against Indemnitor and constitute general obligations of Indemnitor.

     15.  Record Keeping.  Indemnitor acknowledges and agrees that it shall
          --------------
keep, maintain and preserve any and all records and information which Indemnitor shall presently possess or control relating to the Industrial Operations conducted at, on or about the Property or relating to the environmental condition of the Property (the "Existing Records") and that the Existing Records shall not be voluntarily purged, destroyed or otherwise made or rendered unusable by Indemnitor or any agent, employee, contractor of Indemnitor, or any other person or entity under the direction or control of Indemnitor. The Existing Records, and all subsequent records of or controlled by Indemnitor relating to Industrial Operations conducted at, on or about the Property, shall be available to Indemnitee for Indemnitee's review and copying during business hours upon not less than two (2) business days prior written notice.

     IN WITNESS WHEREOF, Indemnitor has executed this Environmental Indemnity and Access Easement Agreement as of the date first mentioned above.

                              INDEMNITOR:
                              ----------


                              RUBIN-PACHULSKI PROPERTIES, INC.,
                              a California corporation


                              By:  ____________________
                              Its: _____________________

                             EXHIBIT A TO INDEMNITY
                             ----------------------

                            Description of Property
                            -----------------------


All that certain REAL PROPERTY in the County of Santa Clara, described as follows:

     Parcel 1, as shown on that certain Map entitled "Parcel Map being a Redivision of Parcel A as shown upon that certain Map titled "Record of Survey, being a portion of Rancho Rincon De San Francisquito", filed for record June 18, 1964 in Book 181 of Maps at page 7, Santa Clara County Records also Lot 1 in Block 4 of Tract No. 1645, as shown upon a Map recorded January 5, 1956, in Book 66 of Maps at pages 18 and 19, Santa Clara County Records, also a portion of the lands shown on the Record of Survey filed for record February 19, 1954 in Book 47 of Maps at page 40, Santa Clara Records, City of Mountain View, Santa Clara County, California" which Map was filed for record in the office of the Recorder of the County of Santa Clara, State of California on May 8, 1972, in Book 300 of Maps page(s) 43.

APN:  147-02-016, 017
ARB:  147-02-016, 017

                                   EXHIBIT J
                                   ---------
                       FORM OF TAXPAYER I.D. CERTIFICATE
                       ---------------------------------


                      TAXPAYER IDENTIFICATION CERTIFICATE
                      -----------------------------------


     In connection with certain Internal Revenue Service reporting requirements imposed upon Seller, Purchaser hereby certifies that listed below is Purchaser's address and taxpayer identification number, true and correct as of the Closing Date.


     Address:       _________________________
                    _________________________
                    _________________________


     Taxpayer I.D. Number:


     Purchaser hereby consents to Seller's release of the above information in connection with any reporting requirements imposed upon Seller by any governmental authority.


                                                       ________________________,
                                                       a _______________________


                                                       By:  ____________________
                                                       Its: ____________________

                                   EXHIBIT K
                                   ---------

                LIST OF EXISTING AND PRIOR OCCUPANCY AGREEMENTS
                -----------------------------------------------


     1.   TENCOR INSTRUMENTS:

          Master Lease dated as of July 5, 1988
          Letter Agreement dated as of December 9, 1988
          Letter Agreement dated as of December 14, 1988
          Amendment to Lease dated as of June 15, 1992
          Second Amendment to Lease dated as of January 1995
          Third Amendment to Lease dated as of December 7, 1995


     2.   TELEVISION ASSOCIATES:

          Lease Agreement dated as of June 30, 1974
          Extension of Lease dated June 30, 1979
          Lease Agreement dated as of June 24, 1981
          Extension of Lease dated January 13, 1982
          Amendment of Lease dated as of January 31, 1986
          Lease Modification Agreement dated as of October 3, 1989 Correction to Lease Modification Agreement
          Extension of Lease dated as of November 26, 1990
          Standard Form Lease dated as of July 28, 1994
          First Amendment to Lease dated as of January 20, 1995


     3.   NORCAL TEC, INC./DAVILA INTERNATIONAL CIRCUITS:

          Lease Agreement dated as of April 11, 1973
          Letter Amendment dated as of June 13, 1973
          Letter Amendment dated as of January 26, 1976
          Lease Agreement dated as of February 11, 1976 Extension Agreement dated as of May 18, 1978 Extension of Lease dated as of October 21, 1982 Amendment of Lease dated as of April 1, 1987
          Second Amendment of Lease dated as of July 27, 1988


     4.   CHARLESTON BUSINESS PARK INVESTMENT COMPANY:

          Master Lease Agreement dated as of December 13, 1983

                                   EXHIBIT L
                                   ---------

                   SCHEDULE OF CERTAIN INDEMNITY OBLIGATIONS
                   -----------------------------------------


     1.  TENCOR INSTRUMENTS:

          Master Lease dated as of July 5, 1988 - Sections 5.3(d) and 9.1

          Second Amendment to Lease dated as of January 1995 - Section 10.2 as to obligations of Tencor as sublessor under subleases to Davila International Circuits, Inc. and Television Associates (see below)


     2.   TELEVISION ASSOCIATES:

          Lease Agreement dated as of June 30, 1974 - Section 13


     3.   NORCAL TEC, INC./DAVILA INTERNATIONAL CIRCUITS:

          Lease Agreement dated as of April 11, 1973 - Section 15A


     4.   CHARLESTON BUSINESS PARK INVESTMENT COMPANY:

          Purchase Agreement dated as of December 5, 1983 - Section 14

          Assignment of Leases, Etc. dated as of December 15, 1983 - Section 6 as to Seller's obligations under certain leases


     5.   MATTISON & SHIDLER:

          Property Management Agreement dated as of December 15, 1983 - Section
          5

                 FIRST AMENDMENT TO PURCHASE AND SALE AGREEMENT
                 ----------------------------------------------


     THIS FIRST AMENDMENT TO PURCHASE AND SALE AGREEMENT (this "AMENDMENT") is made by and between MERIDIAN POINT REALTY TRUST '83, a California business trust ("SELLER"), RUBIN-PACHULSKI PROPERTIES, INC., a California corporation ("PURCHASER"), and 2400 CHARLESTON ASSOCIATES, LLC, a California limited liability company ("Assignee"), effective as of August 7, 1997.

                                   RECITALS:
                                   --------

     A. Seller and Purchaser entered into that certain Purchase and Sale Agreement having an effective date of August 4, 1997 ("Agreement") with respect to certain real property located in Mountain View, California and commonly known as "Charleston Business Park", and which real property is more particularly described in the Agreement.

     B. Purchaser has requested, and Seller has agreed, to extend the closing date from August 8, 1997 to August 15, 1997 upon all of the terms and conditions contained herein.

     C. Purchaser also desires to assign to Assignee, and Assignee desires to acquire from Purchaser, all of Purchaser's right, title and interest under the Agreement upon all of the terms and conditions contained herein.

                                   AGREEMENT:
                                   ---------

     NOW, THEREFORE, for good and valuable consideration, the receipt and sufficiency of which is hereby acknowledged, Seller, Purchaser and Assignee agree as follows:

     1. Each of the above recitals is true and correct and is incorporated herein by this reference.

     2. All words and phrases having their initial letters capitalized in this Amendment but not specifically defined shall have the meanings set forth in the Agreement.

     3. At Closing, there shall be credited against the Purchase Price an amount equal to One Million and No/100 Dollars ($1,000,000.00) in consideration of the environmental remediation of the Property to be undertaken by Purchaser/Assignee following the Closing.

     4. The Closing Date specified in Section 6.1 of the Agreement is hereby extended from August 8, 1997 to August 15, 1997.

     5. As provided in Section 10.8 of the Agreement, Purchaser hereby sells, transfers and assigns to Assignee all of Purchaser's right, title and interest under and with respect to the Agreement. Assignee hereby accepts such sale, transfer and assignment of Purchaser's right, title and interest under and with respect to the Agreement and specifically agrees to assume and perform all of Purchaser's obligations, indemnities and liabilities arising under or in connection with the Agreement. Purchaser and Assignee specifically acknowledge and agree that the foregoing sale, transfer and assignment shall not in any way release, impair or diminish Purchaser's obligations, indemnities and liabilities arising under or in connection with the Agreement. Seller hereby consents to and acknowledges such sale, assignment and transfer to Assignee.

     6. This Amendment contains the entire agreement between Seller, Purchaser and Assignee as to the matters addressed herein and all other and prior discussions, representations and agreements relating to such matters are merged herein and shall be of no further force or effect. Except to the limited extent expressly provided herein, the terms and conditions of the Agreement remain unchanged and in full force and effect.

     7. This Amendment may be executed in or more counterparts and each such counterpart may be delivered by facsimile transmission. All counterparts so executed shall constitute one agreement, binding on all parties, even though all parties are not signatory to the same counterpart.

     IN WITNESS WHEREOF, the parties hereto have executed this Amendment as of the day and year first set forth above.


PURCHASER:
- ---------

RUBIN-PACHULSKI PROPERTIES, INC.,
a California corporation

By:  ____________________
Its: _____________________

ASSIGNEE:
- --------

2400 CHARLESTON ASSOCIATES, LLC,
a California limited liability company

By:  RPP XV, L.P.,
     a California limited partnership,
     Its Managing Member

     By:  Rubin-Pachulski Properties, Inc.,
          a California corporation,
          Its General Partner

          By: ___________________
            Richard Pachulski,
            Secretary


SELLER:
- ------

MERIDIAN POINT REALTY TRUST '83,
a California Business Trust

By:  ____________________
Its: _____________________

                SECOND AMENDMENT TO PURCHASE AND SALE AGREEMENT
                -----------------------------------------------



     THIS SECOND AMENDMENT TO PURCHASE AND SALE AGREEMENT (this "Second Amendment") is made by and between MERIDIAN POINT REALTY TRUST '83, a California business trust ("Seller"), 2400 CHARLESTON ASSOCIATES, LLC, a California limited liability company ("Purchaser"), effective as of August 15, 1997.


                                   RECITALS:
                                   --------

     A. Seller and Purchaser's predecessor in interest, Rubin-Pachulski Properties, Inc., a California corporation, entered into that certain Purchase and Sale Agreement having an effective date of August 4, 1997 (the "Original Agreement") and that certain First Amendment to Purchase and Sale Agreement, effective as of August 7, 1997 (the "First Amendment", collectively with the Original Agreement, the "Agreement") with respect to certain real property located in Mountain View, California and commonly known as "Charleston Business Park", and which real property is more particularly described in the Agreement.

     B. Purchaser has requested, and Seller has agreed, to provide for an additional credit against the purchase price and to extend the closing date from August 15, 1997 to August 22, 1997 upon all of the terms and conditions contained herein.


                                   AGREEMENT:
                                   ---------

     NOW, THEREFORE, for good and valuable consideration, the receipt and sufficiency of which is hereby acknowledged, Seller and Purchaser agree as follows:

     1. Each of the above recitals is true and correct and is incorporated herein by this reference.

     2. All words and phrases having their initial letters capitalized in this Second Amendment but not specifically defined shall have the meanings set forth in the Agreement.

     3. At Closing, there shall be credited against the Purchase Price an additional amount equal to Three Hundred and Fifty Thousand and No/100 Dollars ($350,000.00) in consideration of the environmental remediation of the Property to be undertaken by Purchaser following the Closing, which is in addition to the amount of One Million and No/100

Dollars ($1,000,000.00) provided for in Section 3 of the First Amendment, which equals a total amount of One Million Three Hundred Fifty Thousand Dollars and No/100 Dollars for such environmental remediation credits. The net purchase price, which is less the environmental remediation credits described above, shall be Eleven Million Six Hundred Fifty Thousand and No/100 Dollars ($11,650,000.00).

     4. The Closing Date specified in Section 4 of the First Amendment is hereby extended from August 15, 1997 to August 22, 1997.

     5. This Second Amendment contains the entire agreement between Seller and Purchaser as to the matters addressed herein and all other and prior discussions, representations and agreements relating to such matters are merged herein and shall be of no further force or effect. Except to the limited extent expressly provided herein, the terms and conditions of the Original Agreement and the First Amendment remain unchanged and in full force and effect.

     6. This Second Amendment may be executed in or more counterparts and each such counterpart may be delivered by facsimile transmission. All counterparts so executed shall



[REMAINDER OF PAGE INTENTIONALLY LEFT BLANK] constitute one agreement, binding on all parties, even though all parties are not signatory to the same counterpart.

     IN WITNESS WHEREOF, the parties hereto have executed this Second Amendment as of the day and year first set forth above.


PURCHASER:
- ---------

2400 CHARLESTON ASSOCIATES, LLC,
a California limited liability company

By:  RPP XV, L.P.,
     a California limited partnership,
     Its Managing Member

     By:  Rubin-Pachulski Properties, Inc.,
          a California corporation,
          Its General Partner

          By: ___________________
            Richard Pachulski,
            Secretary


SELLER:
- ------

MERIDIAN POINT REALTY TRUST '83,
a California Business Trust

By:  ____________________
Its: _____________________